Exhibit 10.3


                                                               EXECUTION COPY




                    SENIOR SUBSIDIARY SECURITY AGREEMENT


                                    SENIOR SUBSIDIARY SECURITY AGREEMENT,
                             dated as of June 12, 2000, made by the
                             SUBSIDIARY GUARANTORS identified on the
                             signature pages hereto and any other person that becomes a Subsidiary Guarantor pursuant to the Senior Credit Facility (as such term is defined below) (the "Grantors"), in favor of CITICORP USA, INC., a New York banking corporation, as collateral agent (in such capacity, the "Senior Collateral Agent") for the Senior Secured Parties.

         Reference is made to (a) the Senior Credit Agreement, dated as of June 12, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among Rite Aid, as Borrower, the Senior Banks parties thereto, the Swingline Banks, the Issuing Banks, the Senior Administrative Agent, the Senior Collateral Agent and the Syndication Agents and (b) the Independent Standby L/C Documents pursuant to which Mellon Bank and Citibank have issued and may in the future issue certain standby letters of credit.

        The Senior Banks have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Senior Credit Facility. Mellon Bank and Citibank have issued and may in the future issue the Independent Standby Letters of Credit. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Senior Credit Facility. The obligations of the Senior Banks to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Senior Obligations.

        Accordingly, the Grantors and the Senior Collateral Agent, on behalf of itself and each Senior Secured Party (and each of their respective successors or assigns), hereby agree as follows:

        SECTION 1.  Defined Terms.

        SECTION 1.01. Definitions. (a) Unless otherwise defined herein, terms used herein shall have the meanings given in the Definitions Annex attached as Annex 2 hereto, or if not defined therein, as defined in or by reference to the Senior Credit Facility, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper and Farm Products.

        (b) The following terms shall have the following meanings:

        "Account Debtor" includes "Account Debtor" as defined in the Senior Credit Facility and with respect to each Grantor means any person who is or may become obligated to any Grantor with respect to or on account of an Account.

        "Accounts" includes Accounts as defined in the Senior Credit Facility and means with respect to each Grantor, any and all right, title and interest of such Grantor to payment for goods and services sold, leased or rendered, including any such right evidenced by Chattel Paper, whether due or to become due, whether or not it has been earned or performed, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from affiliates of such person, except that "Accounts" shalll not include Accounts owned by Affiliates not incorporated or otherwise organized in a state of United States of America.

        "Accounts Receivable" means with respect to each Grantor, all right, title and interest of such Grantor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or become due, whether now or hereafter arising in the future.

        "Agreement" means this Senior Subsidiary Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

        "Blocked Account" means each of the accounts established by the applicable Grantors listed in Section 4 of Schedule 5 to this Agreement and maintained with a Blocked Account Bank pursuant to a Blocked Account Agreement.

        "Blocked Account Agreement" means any Blocked Account Agreement between the Senior Collateral Agent and a Blocked Account Bank substantially in the form of Schedule 6 to this Agreement.

        "Blocked Account Bank" means any bank or financial institution that is satisfactory to the Senior Collateral Agent that executes and delivers to the Senior Collateral Agent a Blocked Account Agreement.

        "Blocked Account Cash Sweep Notice" means a notice in the form attached as Exhibit A to the Blocked Account Agreement.

        "Cash Management Accounts" mean, collectively, (a) the Blocked Accounts, (b) the Deposit Accounts, (c) the Concentration Account and (d) the Citibank Concentration Accounts.

        "Cash Management System" means the system of cash management described in Schedule 5 to this Agreement.

        "Cash Sweep Cash Collateral Account" means the collateral account established as part of the Cash Management System at Citibank and under the sole dominion and control of the Senior Collateral Agent, Account No. 30429836.

        "Cash Sweep Notice" means (a) any Blocked Account Cash Sweep Notice and (b) the Concentration Account Cash Sweep Notice.

        "Cash Sweep Period" means any period in which funds are transferred from (a) any Blocked Account to the Concentration Account or any Citibank Concentration Account, as applicable, pursuant to a Blocked Account Cash Sweep Notice or (b) the Concentration Account to any Citibank Concentration Account pursuant to a Concentration Account Cash Sweep Notice.

        "Citibank Concentration Account" means the account established at Citibank and under sole dominion and control of the Senior Collateral Agent, Account No. 30429828, together with any similar account established at Citibank for the purpose of collecting funds during a Cash Sweep Period.

        "Concentration Account" means the account established at The Chase Manhattan Bank and maintained with the Concentration Account Bank pursuant to a Concentration Account Agreement, Account No. 9102750222.

        "Concentration Account Agreement" means a Concentration Account Agreement between any Subsidiary Guarantor, the Senior Collateral Agent and a bank or financial institution satisfactory to the Senior Collateral Agent substantially in the form of Schedule 9 to this Agreement.

        "Concentration Account Bank" means the bank or financial institution that is satisfactory to the Senior Collateral Agent that executes and delivers to the Senior Collateral Agent a Concentration Account Agreement.

        "Concentration Account Cash Sweep Notice" means a notice in the form attached as Exhibit A to the Concentration Account Agreement.

        "Contracts" means with respect to each Grantor, all rights of such Grantor under contracts and agreements to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of such Grantor to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not validly prohibited without the consent of any other Person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other Persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents) in each case, to the extent that such Contract relates to any Accounts, Inventory or Intercompany Advances, provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such Contract to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code .

        "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 4), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (b) the right to obtain all renewals thereof.

        "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 4), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, and all rights of such Grantor under any such Agreement.

        "Deposit Account" means, collectively, (a) the Lockbox Account and
(b) the Government Lockbox Account.

        "Documents" means with respect to each Grantor, all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Accounts, General Intangibles, Inventory or Proceeds.

        "Event of Default" means an "Event of Default" as defined in any Senior Loan Document.

        "General Intangibles" means with respect to each Grantor, as defined in the Uniform Commercial Code in effect on the date hereof to the extent, in the case of any General Intangibles arising under any contract or agreement, that the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents) in each case to the extent that such General Intangibles relate to the Accounts, Inventory or Intercompany Advances, provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such General Intangible to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code, and provided, further, that "General Intangibles" shall not include any General Intangibles owned by an Affiliate not incorporated or otherwise organized in a state of the United States.

        "Government Lockbox Account" means the deposit account and corresponding lockbox established at Mellon Bank and maintained with a Government Lockbox Account Bank, Account No. 1037294.

        "Government Lockbox Account Agreement" means any Government Lockbox Account Agreement between the Senior Collateral Agent and a Government Lockbox Account Bank substantially in the form of Schedule 8 to this Agreement.

        "Government Lockbox Account Bank" means any bank or financial institution that is satisfactory to the Senior Collateral Agent that executes and delivers to the Senior Collateral Agent a Government Lockbox Account Agreement.

        "Indemnitee" means the Senior Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

        "Instrument" means an Instrument as defined in the Uniform Commercial Code, insofar as such Instruments evidence Intercompany Advances, Accounts Receivable or proceeds of Inventory.

        "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, inventions, designs, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

        "Intercompany Advances" means any advances or open accounts owing by the Borrower or any Subsidiary of the Borrower to any Grantor.

        "Inventory" means with respect to each Grantor, all right, title and interest of such Grantor in and to goods intended for sale or lease by such Grantor, or consumed in such Grantor's business (including, without limitation, all operating parts and supplies), together with all raw materials and finished goods, whether now owned or hereafter acquired or arising.

        "License" means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule 4 (other than those license agreements in existence on the date hereof and listed on Schedule 4 and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

        "Lockbox Account" means the deposit account and corresponding lockbox established at Mellon Bank and maintained with the Lockbox Account Bank pursuant to a Lockbox Account Agreement, Account No. 0693636.

        "Lockbox Account Agreement" means any Lockbox Account Agreement between the Senior Collateral Agent and a Lockbox Account Bank substantially in the form of Schedule 7 to this Agreement.

        "Lockbox Account Bank" means any bank or financial institution that is satisfactory to the Senior Collateral Agent that executes and delivers to the Senior Collateral Agent a Lockbox Account Agreement.

        "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 4, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 4, and (c) all rights to obtain any reissues or extensions of the foregoing.

        "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 4.

        "Proceeds" means with respect to each Grantor, any consideration received from the sale, exchange, collection or other disposition of any asset or property which constitutes Senior Collateral, any value received as a consequence of the possession of any Senior Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Senior Collateral, and shall include, without limitation, (a) all cash and negotiable instruments received or held on behalf of the Senior Collateral Agent pursuant to Section 5.03, (b) any claim of such Grantor against a third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor and (iii) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all amounts from time to time paid or payable under or in connection with any of the Senior Collateral.

        "Senior Collateral" is defined in Section 2 of this Agreement.

        "Senior Collateral Account" means any collateral account established by the Senior Collateral Agent as provided in Section 5.03 or
Section 8.02.

        "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 4, and (b) the right to obtain all renewals thereof.

        "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 4.

        SECTION 1.2. Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

        (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        SECTION 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the obligations of each Grantor under the Senior Subsidiary Guarantee Agreement, such Grantor hereby grants to the Senior Collateral Agent, for the ratable benefit of the Senior Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor (collectively, with respect to each Grantor, the "Senior Collateral"):

               (a) the Accounts Receivable and Chattel Paper;

               (b) the Cash Management Accounts and the cash on deposit therein;

               (c) all Contracts;

               (d) all Documents;

               (e) all General Intangibles;

               (f) all Instruments;

               (g) all Intellectual Property;

               (h) all Inventory;

               (i) all books and records pertaining to any and all of the foregoing and item (j) herein; and

               (j) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Nothing contained in this Section 2 is intended to limit any Grantor's rights to create Permitted Liens (as defined below). "Senior Collateral" shall not include (i) any contract, lease or license, which, by its terms, validly prohibits the granting of a security interest therein unless a consent to the pledge hereunder has been obtained, provided that each Grantor will use commercially reasonable efforts to obtain any consent necessary thereunder to permit the pledge hereunder, and provided, further, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such Senior Collateral to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code or (ii) the Exchange Debt First Priority Collateral. Furthermore, Senior Collateral shall not include any property specified in Section 2(g) above if the granting of a security interest therein would jeopardize the Grantor's rights in any pending intent-to-use applications for Federal Trademark registration.

        Such security interests are granted as security only and shall not subject any Senior Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Senior Collateral.

        SECTION 3. Representations and Warranties. Each Grantor hereby represents and warrants, as to itself and the Senior Collateral in which the security interest is created hereunder, that:

        SECTION 3.01. Title; No Other Liens. Except for the security interest granted to the Senior Collateral Agent for the ratable benefit of the Senior Secured Parties pursuant to this Agreement and the other Liens permitted to exist pursuant to the Senior Credit Facility (the "Permitted Liens"), each Grantor owns each item of the Senior Collateral free and clear of any and all Liens or claims of others (or arrangements reasonably satisfactory to the Senior Collateral Agent have been made for the timely release or discharge of such Liens). No security agreement, financing statement or other public notice with respect to all or any part of such Senior Collateral is on file or of record in any public office, except such as have been filed or will be filed, pursuant to this Agreement, in favor of the Senior Collateral Agent, for the ratable benefit of the Senior Secured Parties, or in respect of Permitted Liens (or arrangements reasonably satisfactory to the Senior Collateral Agent have been made for the timely termination of such agreement or financing statement). Further, no Grantor has intentionally entered into any contract, lease or license in anticipation of this Agreement, which by its terms, validly prohibits the granting of a security interest herein.

        SECTION 3.02. Enforceable Obligation; Perfected, First Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified in Schedule 1 hereto (or in the case of Instruments, delivery to the Senior Collateral Agent or its designee) shall constitute fully perfected security interests in the Senior Collateral in favor of the Senior Collateral Agent for the ratable benefit of the Senior Secured Parties, and (b) are prior and superior in right to all other Liens (other than Permitted Liens, to the extent that such Permitted Liens are expressly permitted by the Senior Loan Documents to have priority) on the Senior Collateral in existence on the date hereof.

        SECTION 3.03. Inventory. The Inventory owned by such Grantor are kept at the locations listed in Schedule 2 hereto, which shall be updated from time to time in accordance with Section 4.05 of this Agreement, or at such other locations as shall be permitted by Section 4.04.

        SECTION 3.04. Chief Executive Office; Jurisdiction of
Incorporation. As of the Closing Date, each Grantor's chief executive office, principal place of business and jurisdiction of incorporation is located at the locations listed in Schedule 10 hereto.

        SECTION 3.05. Farm Products. None of the Senior Collateral constitutes, or is the Proceeds of, Farm Products (as such term is defined in the Uniform Commercial Code).

        SECTION 3.06. Intellectual Property. (a) Schedule 4 lists all Intellectual Property owned (and registered with the U.S. Copyright Office or the U.S. Patent and Trademark Office) or licensed by such Grantor in its own name on the date hereof.

        (b) On the date hereof, based on information known, or reasonably available to such Grantor, all Intellectual Property material to the conduct of such Grantor's business is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other person.

        (c) Except as set forth in Schedule 4, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

        (d) On the date hereof, based on information known, or reasonably available to such Grantor, no holding decision or judgment has been rendered by any Governmental Authority which would materially limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

        (e) Except as set forth on Schedule 4, on the date hereof, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to materially limit, cancel or question the validity of any Intellectual Property material to the conduct of such Grantor's business or such Grantor's ownership interest therein, or
(ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

        SECTION 4. Covenants. Each Grantor covenants and agrees with the Senior Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

        SECTION 4.01. Delivery of Instruments. If an Intercompany Advance owned by such Grantor shall be or become evidenced by any promissory note, or other Instrument, upon the request of the Senior Collateral Agent, such promissory note, or other Instrument shall be immediately delivered to the Senior Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Senior Collateral Agent, to be held as Senior Collateral pursuant to this Agreement.

        SECTION 4.02. Maintenance of Insurance. Each Grantor shall maintain insurance policies in accordance with the requirements of Section 5.03 of the Senior Credit Facility.

        SECTION 4.03. Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor shall cause all filings and other actions listed in Schedule 1 to be taken. Each Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests subject only to Permitted Liens, to the extent such Permitted Liens are expressly permitted by the Senior Loan Documents to have priority, and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

        (b) At any time and from time to time, upon the written request of the Senior Collateral Agent, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Senior Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

        (c) No Grantor shall intentionally enter into any contract, lease or license in contemplation of this Agreement, which by its terms would validly prohibit the grant of a security interest herein.

        SECTION 4.04. Changes in Locations, Name, etc. A Grantor shall not, except (x) upon prior written notice to the Senior Collateral Agent and delivery to the Senior Collateral Agent of a written supplement to Schedule 2 showing the additional location or locations at which Inventory shall be kept, and (y) if filings under the Uniform Commercial Code or otherwise have been made which maintain in favor of the Senior Collateral Agent a valid, legal and perfected security interest in the Senior Collateral subject to no liens, other than Permitted Liens,

               (a) permit any of the Inventory to be kept at a location other than those listed in Schedule 2 hereto, except for Inventory in transit between locations described in this paragraph (a);

               (b) change the location of its chief executive office, principal place of business and jurisdiction of incorporation from that specified in Schedule 10 hereto; or

               (c) change its (i) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (ii) identity or (iii) corporate structure to such an extent that any financing statement filed in favor of the Senior Collateral Agent in connection with this Agreement would become seriously misleading.

        SECTION 4.05. Further Identification of Senior Collateral. Each Grantor shall furnish to the Senior Collateral Agent from time to time statements and schedules further identifying and describing the Senior Collateral and such other reports in connection with such Senior Collateral as the Senior Collateral Agent may reasonably request, all in reasonable detail.

        SECTION 4.06. Notices. A Grantor shall advise the Senior Collateral Agent promptly, in reasonable detail, in accordance with Section 13 hereto, of:

               (a) any Lien (other than security interests created hereby or Permitted Liens) on any material portion of the Senior Collateral; and

               (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of the Senior Collateral.

        SECTION 4.07. Senior Collateral Agent's Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, neither the Senior Collateral Agent nor any other Senior Secured Party assumes any liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Senior Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Senior Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Senior Collateral. All of such liabilities shall, as between the Senior Collateral Agent, the Senior Secured Parties and the Grantors, be borne exclusively by the Grantors unless such liability arises from the gross negligence or willful misconduct of the Senior Collateral Agent or any Senior Secured Party.

        (b) Each Grantor hereby agrees to pay all reasonable expenses of the Senior Collateral Agent and the other Senior Secured Parties and to indemnify the Senior Collateral Agent and the other Senior Secured Parties with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Senior Collateral in each case to the extent and under the circumstances the Borrower is required to do so pursuant to Section 9.03 of the Senior Credit Facility.

        (c) Any amounts payable as provided hereunder shall be additional Senior Obligations secured hereby and by the other Senior Collateral Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the Senior Obligation Payment Date and the termination of this Agreement.

        SECTION 4.08. Intellectual Property. (a) Each relevant Grantor (either itself or through licensees) will (i) continue to use each Trademark material to the conduct of such Grantor's business, to the extent that such Grantor's business operations continue as to the said goods and/or services (subject to such Grantor's reasonable business judgment), sufficient to avoid unintentional abandonment of any rights in such Trademarks, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not knowingly adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Senior Collateral Agent, for the ratable benefit of the Senior Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not knowingly (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark material to the conduct of Grantor's business may become invalidated or impaired in any way.

        (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to the conduct of Grantor's business may become forfeited, abandoned or dedicated to the public.

        (c) Such Grantor (either itself or through licensees) will not knowingly (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the Copyrights material to the conduct of Grantor's business may become invalidated or otherwise impaired or fall into the public domain.

        (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other person.

        (e) In a status report provided to the Senior Collateral Agent on a quarterly basis ("Quarterly Status Report"), such Grantor will indicate whether any application or registration relating to any material Intellectual Property has been forfeited, abandoned or dedicated to the public, or of any such determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

        (f) In the Quarterly Status Report provided to the Senior Collateral Agent pursuant to Section 4.08(e), such Grantor will report whenever such Grantor, either by itself or through any agent, employee, licensee or designee, has filed an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon request of the Senior Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Senior Collateral Agent may request to evidence the Senior Collateral Agent's and Senior Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

         (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property material to the conduct of Grantor's business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (h) In the event that any Intellectual Property material to the conduct of Grantor's business is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Senior Collateral Agent after it learns thereof and take all reasonable steps to protect its interests, which may include bringing suit for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

        SECTION 4.09. Cash Management System. (a) The Grantors shall at all times maintain, and each Subsidiary Guarantor shall comply with its obligations under, the Cash Management System.

               (b) Each Grantor shall use its commercially reasonable efforts to cause any applicable third party to effectuate the Cash Management System.

        SECTION 5. Provisions Relating to Accounts.

        SECTION 5.01. Grantors Remain Liable under Accounts. Anything herein to the contrary notwithstanding, a Grantor shall remain liable under each of the Accounts to observe and perform all the material conditions and material obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. No Senior Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Senior Collateral Agent or any Senior Secured Party of any payment relating to such Account pursuant hereto, nor shall any Senior Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        SECTION 5.02. Analysis of Accounts. In addition to its rights under the Senior Credit Facility, the Senior Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Senior Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Senior Collateral Agent's reasonable request and at the expense of each Grantor, each Grantor shall immediately request and use commercially reasonable efforts to cause independent public accountants or others reasonably satisfactory to the Senior Collateral Agent to furnish to the Senior Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Senior Collateral Agent in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to the Senior Collateral Agent's reasonable satisfaction the existence, amount and terms of any Accounts and to direct all payments to the Senior Collateral Agent. To the extent reasonably practicable the Senior Collateral Agent will seek to take such actions through third parties.

        SECTION 5.03. Collections on Accounts. (a) The Senior Collateral Agent hereby authorizes each Grantor to collect the Accounts, and the Senior Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Senior Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Senior Collateral Agent if required, in a Senior Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Senior Collateral Agent, subject to withdrawal by the Senior Collateral Agent as provided in Section 8.03, and (ii) until so turned over, shall be held by such Grantor in trust for the Senior Secured Parties, segregated from other funds of such Grantor.

        (b) At the Senior Collateral Agent's request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Senior Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

        SECTION 5.04. Representations and Warranties. As of the Closing Date, the place where each Grantor keeps its records concerning the Accounts is at the location listed in Schedule 3 hereto.

        SECTION 5.05. Covenants. (a) The amount represented by each Grantor to the Senior Secured Parties from time to time as owing by each account debtor or by all Account Debtors in respect of the Accounts shall at such time be in all material respects the correct amount actually owing by such Account Debtor or debtors thereunder.

        (b) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

        (c) Unless a Grantor shall deliver prior written notice, identifying the change of location for its books and records, such Grantor shall not remove its books and records from the location specified in
Schedule 3.

        SECTION 6. [Intentionally Reserved]

        SECTION 7. Provisions Relating to Contracts.

        SECTION 7.01. Grantors Remain Liable under Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. No Senior Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by any such Senior Secured Party of any payment relating to such Contract pursuant hereto, nor shall any Senior Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        SECTION 7.02. Communication With Contracting Parties. Upon the occurrence and during the continuance of an Event of Default, the Senior Collateral Agent in its own name or in the name of its nominee may communicate with parties to the Contracts to verify with them to the Senior Collateral Agent's reasonable satisfaction the existence, amount and terms of any Contracts. To the extent reasonably practicable the Senior Collateral Agent will seek to take such actions through third parties.

        SECTION 8. Remedies.

        SECTION 8.01. Notice to Account Debtors and Contract Parties. Upon the request of the Senior Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, a Grantor shall notify Account Debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Senior Collateral Agent for the ratable benefit of the Senior Secured Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Senior Collateral Agent.

        SECTION 8.02. Proceeds to be Turned Over To Senior Collateral Agent. In addition to the rights of the Senior Collateral Agent and the Senior Secured Parties specified in Section 5.03 with respect to payments of Accounts, if an Event of Default shall occur and be continuing all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall upon the Senior Collateral Agent's request be held by such Grantor in trust for the Senior Secured Parties, segregated from other funds of such Grantor, and shall, upon the Senior Collateral Agent's request (it being understood that the exercise of remedies by the Senior Secured Parties in connection with an Event of Default under Section 6.01(g) and Section 6.01(h) of the Senior Credit Facility shall be deemed to constitute a request by the Senior Collateral Agent for the purposes of this sentence) forthwith upon receipt by such Grantor, be turned over to the Senior Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Senior Collateral Agent, if required) and held by the Senior Collateral Agent in a Senior Collateral Account maintained under the sole dominion and control of the Senior Collateral Agent and on terms and conditions reasonably satisfactory to the Senior Collateral Agent. All Proceeds while held by the Senior Collateral Agent in a Senior Collateral Account (or by such Grantor in trust for the Senior Collateral Agent and the Senior Secured Parties) shall subject to Section
8.03 continue to be held as collateral security for all the Senior Obligations and shall not constitute payment thereof until applied as provided in Section 8.03.

        SECTION 8.03. Application of Proceeds. (a) So long as the
Collateral Trust and Intercreditor Agreement is in effect, following a Triggering Event (as defined therein), the proceeds of any sale or other realization upon any Collateral will be applied as set forth in the Collateral Trust and Intercreditor Agreement.

               (b) At all times when the Collateral Trust and Intercreditor Agreement is not in effect, the proceeds of any sale or other realization upon any Collateral following an Event of Default will be applied as soon as practicable after receipt as follows:

                      FIRST: to the Senior Collateral Agent in an amount
               equal to the fees and expenses of the Senior Collateral Agent pursuant to this Agreement and the Senior Credit Facility that are unpaid as of the applicable date of receipt of such proceeds, and to any Senior Secured Party which has theretofore advanced or paid any such fees and expenses of the Senior Collateral Agent in an amount equal to the amount thereof so advanced or paid by such Senior Secured Party pro rata based on the amount of such fees and expenses (or such advances or payment);

                      SECOND: to the Senior Collateral Agent to reimburse any
               amounts owing to the Senior Collateral Agent pursuant to
               Section 9.03;

                      THIRD: to the Senior Collateral Agent, for
               distribution to the Senior Secured Parties to be applied to the payment of the Senior Obligations then due and owing, pro rata based on the amount of Senior Obligations then due and owing (after giving effect to any payments previously made under this Section), until all of the Senior Obligations then due and owing have been paid in full; and

                      FOURTH: after payment in full of all Senior
               Obligations, to Rite Aid and the Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        SECTION 8.04. Uniform Commercial Code Remedies. If an Event of Default shall have occurred and be continuing, the Senior Collateral Agent, on behalf of the Senior Secured Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Senior Obligations, all rights and remedies of a senior secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Senior Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Senior Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Senior Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Senior Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Senior Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Senior Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Senior Collateral Agent's request, to assemble the Senior Collateral and make it available to the Senior Collateral Agent at places which the Senior Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Senior Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Senior Collateral or reasonably relating to such Senior Collateral or the rights of the Senior Collateral Agent and the Senior Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Senior Obligations, in accordance with Section 8.03, and only after such application and after the payment by the Senior Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Senior Collateral Agent account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Senior Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

        The Senior Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Senior Collateral by the Senior Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Senior Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Senior Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Senior Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

        SECTION 8.05. Grant of License to Use Intellectual Property. For the purpose of enabling the Senior Collateral Agent to exercise rights and remedies under this Article at such time as the Senior Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Senior Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Senior Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Senior Collateral Agent shall be exercised, at the option of the Senior Collateral Agent, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Senior Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

        SECTION 8.06. Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Uniform Commercial Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Senior Collateral are insufficient to pay the Senior Obligations and the reasonable fees and disbursements of any attorneys employed by any Senior Secured Party to collect such deficiency.

        SECTION 8.07. Cash Sweep Remedies. The Senior Collateral Agent, on behalf of the Senior Secured Parties is entitled to exercise all rights and remedies granted to them in respect of the Cash Management Accounts in accordance with Schedule 5 of this Agreement.

        SECTION 9. Senior Collateral Agent's Appointment as
Attorney-in-Fact; Senior Collateral Agent's Performance of Grantors'
Obligations.

        SECTION 9.01. Powers. Each Grantor hereby irrevocably constitutes and appoints the Senior Collateral Agent and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Senior Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Senior Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default:

               (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Senior Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Senior Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Senior Collateral whenever payable;

               (b) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Senior Collateral Agent may request to evidence the Senior Collateral Agent's and the Senior Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

               (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Senior Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

               (d) to execute, in connection with any sale provided for in
        Section 8.04 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Senior Collateral;

               (e)(i) to direct any party liable for any payment under any of the Senior Collateral to make payment of any and all moneys due or to become due thereunder directly to the Senior Collateral Agent or as the Senior Collateral Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Senior Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Senior Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Senior Collateral or any thereof and to enforce any other right in respect of any Senior Collateral; (v) to defend any suit, action or proceeding brought against any Grantor with respect to any Senior Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Senior Collateral Agent may deem appropriate; (vii) to the extent permitted by applicable law, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains); and (viii) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Senior Collateral as fully and completely as though the Senior Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Senior Collateral Agent's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Senior Collateral Agent reasonably deems necessary to protect, preserve or realize upon such Senior Collateral and the Senior Collateral Agent's and the Senior Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

               (f) to file any Uniform Commercial Code financing statement, or to take such other steps, required to perfect or confirm the perfection of any security interest described herein.

        SECTION 9.02. Performance by Senior Collateral Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Senior Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

        SECTION 9.03. Grantor's Reimbursement Obligation. The expenses of the Senior Collateral Agent and any other Senior Secured Party, as applicable, reasonably incurred in connection with actions undertaken as provided in this Section 9, together with interest thereon at a rate per annum equal to the default rate of interest set forth in Section 2.07 of the Senior Credit Facility, from the date payment is demanded by the Senior Collateral Agent to the date reimbursed by such Grantor, shall be payable by the Borrower to the Senior Collateral Agent on demand.

         SECTION 9.04. Ratification; Power Coupled With An Interest. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

        SECTION 10. Duty of Senior Collateral Agent. The Senior Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Senior Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Senior Collateral Agent deals with similar property for its own account. No Senior Secured Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Senior Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Senior Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Senior Collateral or any part thereof. The powers conferred on the Senior Secured Parties hereunder are solely to protect the Senior Secured Parties' interests in the Senior Collateral and shall not impose any duty upon any Senior Secured Party to exercise any such powers. The Senior Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

        SECTION 11. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code, each Grantor authorizes the Senior Collateral Agent to file financing statements with respect to the Senior Collateral without the signature of such Grantor in such form and in such filing offices as the Senior Collateral Agent reasonably determines appropriate to perfect the security interests of the Senior Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

        SECTION 12. Authority of Senior Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Senior Collateral Agent under this Agreement with respect to any action taken by the Senior Collateral Agent or the exercise or non-exercise by the Senior Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Senior Collateral Agent and the other Senior Secured Parties, be governed by the Senior Credit Facility and by such other agreements with respect thereto as may exist from time to time among them but, as between the Senior Collateral Agent and the Grantors, the Senior Collateral Agent shall be conclusively presumed to be acting as agent for the other Senior Secured Parties with full and valid authority so to act or refrain from acting.

        SECTION 13. Notices. All notices, requests and demands to or upon the Senior Secured Parties or the Grantors under this Agreement shall be given or made in accordance with Section 9.01 of the Senior Credit Facility and addressed as follows:

               (a) if to the Senior Collateral Agent, in accordance with
         Section 9.01 of the Senior Credit Facility;

               (b) if to any Grantor, c/o the Borrower at the address of the Borrower specified in Annex 2 Senior Credit Facility.

        SECTION 14. Security Interest Absolute. All rights of the Senior Collateral Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

        SECTION 15. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Senior Loan Document shall be considered to have been relied upon by the Senior Secured Parties and shall survive the making by the Senior Banks of the Loans, the execution and delivery to the Senior Banks of the Senior Loan Documents and the issuance of any Letters of Credit, regardless of any investigation made by the Senior Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any other Senior Obligation is outstanding and unpaid and so long as any Letter of Credit or Independent Standby Letter of Credit is outstanding and so long as the Commitments have not been terminated.

        SECTION 16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SENIOR LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.

        SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Senior Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Obligor or any Senior Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Senior Loan Documents against any Grantor or any Senior Secured Party or its properties in the courts of any jurisdiction.

        (b) Each Grantor and each Senior Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Senior Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 18. Release. (a) This Agreement and the security interest created hereunder shall terminate when all Senior Obligations have been fully and indefeasibly paid and when the Senior Secured Parties have no further Commitments under the Senior Credit Facility and no Letters of Credit or Independent Standby Letters of Credit are outstanding, at which time the Senior Collateral Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 18(a) shall be without recourse to or warranty by the Senior Collateral Agent.

        (b) All Senior Collateral used, sold, transferred or otherwise disposed of in accordance with the terms of the Senior Credit Facility and the Collateral Trust and Intercreditor Agreement (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Senior Collateral Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Senior Collateral and (ii) any representation, warranty or covenant contained herein relating to such Senior Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Senior Collateral.

        SECTION 19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 20. Amendments in Writing; No Waiver. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Senior Collateral Agent, provided that any provision of this Agreement may be waived by the Majority Senior Parties pursuant to a letter or agreement executed by the Senior Collateral Agent or by telecopy transmission from the Senior Collateral Agent, except any amendment or waiver which materially adversely affects the Independent Standby L/C Parties under this Agreement will require the additional consent of the Independent Standby L/C Parties pursuant to a letter or agreement by the Independent Standby L/C Parties or by telecopy transmission from the Independent Standby L/C Parties.

        (b) No Senior Secured Party shall by any act (except by a written instrument pursuant to Section 20 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Senior Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Senior Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Senior Secured Party would otherwise have on any future occasion.

        SECTION 21. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        SECTION 22. Section Headings. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        SECTION 23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Senior Secured Parties and their successors and assigns, provided that this Agreement may not be assigned by any Grantor without the prior written consent of the Senior Collateral Agent.

        SECTION 24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        SECTION 25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

        SECTION 26. Additional Grantors. Pursuant to Section 5.08 of the Senior Credit Facility, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Senior Collateral Agent and such Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

        SECTION 27. Patient Confidentiality. The Senior Collateral Agent hereby agrees on behalf of itself and each Senior Secured Party and any of their designees and assigns to, and shall take all reasonable steps to, comply with all applicable state or federal laws or administrative regulations regarding the confidentiality of patient records and patient medical information it receives in connection with the transactions described in this Agreement.

        SECTION 28. Collateral Trust and Intercreditor Agreement. Notwithstanding anything herein to the contrary, the terms of this Agreement, and the rights of the Senior Collateral Agent and the Senior Secured Parties hereunder, are subject to the Collateral Trust and Intercreditor Agreement.


        IN WITNESS WHEREOF, the undersigned has caused this Senior Subsidiary Security Agreement to be duly executed and delivered as of the date first above written.

                                 CITICORP USA, INC., as Senior Collateral Agent,

                                 By________________________________
                                 Name:
                                 Title:


                                 THRIFTY PAYLESS, INC., as a Grantor,

                                 By________________________________
                                 Name:
                                 Title:


                                 PCS HEALTH SYSTEMS, INC., as a Grantor,

                                 By________________________________
                                 Name:
                                 Title:


                                 EACH OF THE SUBSIDIARIES LISTED ON
                                 SCHEDULE A HERETO, as Grantors,

                                 By________________________________
                                 Name:
                                 Title:




Schedules:
---------

Annex 1       Supplement
Annex 2       Definitions Annex
Schedule A    Subsidiary Guarantors
Schedule 1    Filings and Other Actions Required to Perfect Security Interests
Schedule 2    Inventory
Schedule 3    Records of Accounts
Schedule 4    Copyrights and Copyright Licenses; Patents and Patent Licenses;
              and Trademarks and Trademark Licenses Schedule 5 Cash Management
              System
Schedule 6    Form of Blocked Account Agreement
Schedule 7    Form of Lockbox Account Agreement
Schedule 8    Form of Government Lockbox Account Agreement
Schedule 9    Form of Concentration Agreement
Schedule 10   Perfection Certificate




                                                                 Annex 1
                                                to the Senior Subsidiary
                                                      Security Agreement




        SUPPLEMENT NO. dated as of [ ] (this "Supplement") to the Senior Subsidiary Security Agreement dated as of June 12, 2000 (the "Senior Subsidiary Security Agreement"), between the SUBSIDIARIES GUARANTORS identified on the signature pages thereto and any other person that becomes a Subsidiary Guarantor (the "Grantors"), in favor of CITICORP USA, INC., a New York banking corporation, as collateral agent (the " Senior Collateral Agent") for the Senior Secured Parties.


        A. Reference is made to the (a) Senior Credit Agreement dated as of June 12, 2000 (as amended or modified from time to time, the "Senior Credit Agreement"), among Rite Aid, as Borrower, the Senior Banks parties thereto, the Swingline Banks, the Issuing Banks, the Senior Administrative Agent, the Senior Collateral Agent and the Syndication Agents, (b) the Independent Standby L/C Documents pursuant to which Mellon Bank and Citibank have issued and may in the future issue certain letters of credit and (c) the Senior Subsidiary Security Agreement dated as of June 12, 2000, among the Subsidiary Guarantors and the Senior Collateral Agent.

        B. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Senior Subsidiary Security Agreement, including the Definitions Annex and the Senior Credit Facility referred to therein.

         C. The Grantors have entered into the Senior Subsidiary Security Agreement in order to induce the Senior Banks to make Loans and induce the Issuing Banks to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Senior Credit Facility. Pursuant to Section 5.08 of the Senior Credit Facility, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Senior Subsidiary Security Agreement as a Grantor upon becoming a Domestic Subsidiary. Section 26 of the Senior Subsidiary Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Senior Subsidiary Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Grantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Senior Credit Facility to become a Grantor under the Senior Subsidiary Security Agreement in order to induce the Senior Banks to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

        Accordingly, the Senior Collateral Agent and the New Grantor agree as follows:

        SECTION 1. In accordance with Section 26 of the Senior Subsidiary Security Agreement, the New Grantor by its signature below becomes a Grantor under the Senior Subsidiary Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Senior Subsidiary Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Senior Subsidiary Security Agreement shall be deemed to include the New Grantor. The Senior Subsidiary Security Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Grantor represents and warrants to the Senior Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

        SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Senior Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Senior Collateral Agent.

        SECTION 4. Except as expressly supplemented hereby, the Senior Subsidiary Security Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Senior Subsidiary Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Senior Credit Facility. All communications and notices hereunder to the New Grantor shall be given to it c/o the Borrower as set forth in Section 9.01 of the Senior Credit Facility.


        IN WITNESS WHEREOF, the New Grantor and the Senior Collateral Agent have duly executed this Supplement to the Senior Subsidiary Security Agreement as of the day and year first above written.


                               [NAME OF NEW GRANTOR],

                               by ___________________________________
                               Name:
                               Title:


                               CITICORP USA, INC., as Senior Collateral Agent,

                               by ___________________________________
                               Name:
                               Title:




                                                                      Annex 2
                                                     to the Senior Subsidiary
                                                           Security Agreement

                             DEFINITIONS ANNEX

        This is the Definitions Annex referred to in the Senior Loan Documents (such term and each other capitalized term used herein as defined below, and if not defined herein, have the meanings assigned to such terms in the applicable Senior Loan Document or Second Priority Debt Document) and the Second Priority Debt Documents. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms thereof and of each Senior Loan Document and Second Priority Debt Document containing restrictions or imposing conditions on the amendment, modification or supplementing of such agreement or contract.

        "Affiliate" means, when used with respect to a specified Person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

        "Asset Sale" means any sale, transfer or other disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of the Borrower or any Subsidiary (including any equity interest in a Subsidiary), other than a Permitted Disposition.

        "Attributable Debt" means, as to any particular Capital Lease or Sale and Leaseback Transaction under which the Borrower or any Subsidiary is at the time liable, at any date as of which the amount thereof is to be determined (i) in the case of a transaction involving a Capital Lease, the amount on such date of the obligation thereunder that would appear on a balance sheet prepared as of such date in accordance with generally accepted accounting principles, or (ii) in the case of a Sale and Leaseback Transaction not involving a Capital Lease, the then present value of the minimum rental obligations under such Sale and Leaseback Transaction during the remaining term thereof (after giving effect to any extensions at the option of the lessor) computed by discounting the respective rental payments at the actual interest factor included in such payments or, if such interest factor cannot be readily determined, at the rate per annum that would be applicable to a Capital Lease of the Borrower having similar payment terms. The amount of any rental payment required to be made under any such Sale and Leaseback Transaction not involving a Capital Lease may exclude amounts required to be paid by the lessee on account of maintenance and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges, whether or not characterized as rent.

        "Bankruptcy Proceeding" means any proceeding under Title 11 of the U.S. Code or any other Federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

        "Basket Asset Sale" means any sale or disposition (including a Sale and Leaseback Transaction not involving any Mortgaged Property) of office locations, stores or other personal or real property (including any improvements thereon), whether or not constituting Mortgaged Property, or leasehold interest therein for fair value in the ordinary course of business consistent with past practice and not inconsistent with the Borrower's business plan delivered to the Representatives on the Closing Date, provided, however, that, (i) the aggregate consideration received therefor (including the fair market value of any non-cash consideration) shall not exceed $75,000,000 in any fiscal year (calculated without regard to Sale and Leaseback Transactions permitted by Section 5.14(a), (b) and
(c) of the Senior Credit Facility as in effect on the Closing Date) and
(ii) at least 75% of such consideration shall consist of cash.

        "Borrower" means Rite Aid.

        "Business Day" means any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Euro-Dollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Capital Markets Transaction" means the receipt by the Borrower or a Subsidiary of proceeds of an issuance in the public or private capital markets of long-term debt securities, of equity securities or of equity-linked (e.g., trust preferred) securities (other than any proceeds in respect of the issuance of Exchange Notes to SPV and the disposition of such Exchange Notes pursuant to the Forward Commitment Agreement).

        "Casualty/Condemnation" means any event that gives rise to Casualty/Condemnation Proceeds.

        "Casualty/Condemnation Proceeds" means

               (a) any insurance proceeds under any insurance policies or otherwise with respect to any casualty or other insured damage to any assets of the Borrower or its Subsidiaries, and

               (b) any proceeds received by the Borrower or any Subsidiary of any action or proceeding for the taking of any assets of the Borrower or its Subsidiaries, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any similar public improvement or condemnation proceeding, less, in each case (i) any fees, commissions and expenses (including the costs of adjustment and condemnation proceedings) and other costs paid or incurred by the Borrower or any Subsidiary in connection therewith, (ii) income taxes reasonably estimated to be payable as a result of any gain recognized in connection with the receipt of such payment or proceeds and
(iii) payment of the outstanding amount of any Debt (or Attributable Debt), other than the Secured Obligations, together with premium or penalty, if any, and interest thereon (or comparable obligations in respect of Attributable Debt), that is secured by a Lien on (or if Attributable Debt, the lease of) the stock or assets in question and that has priority over both the Senior Lien and the Second Priority Lien and is to be repaid as a result of receipt of such payments or proceeds; provided, however, that no such proceeds shall constitute Casualty/Condemnation Proceeds to the extent that such proceeds are (A) reinvested in other like fixed or capital assets within 180 days of the Casualty/Condemnation that gave rise to such proceeds or (B) committed to be reinvested in other like fixed or capital assets within 180 days of such Casualty/Condemnation, with diligent pursuit of such reinvestment, and reinvested in such assets within 365 days of such Casualty/Condemnation.

        "Citibank" means Citibank, N.A.

        "Citibank Standby L/C Documents" means the reimbursement agreements, letter of credit applications and other documents relating to the Citibank Standby Letters of Credit.

        "Citibank Standby L/C Obligations" means (a) each payment, including payments in respect of reimbursements and cash collateralization, required to be made by Rite Aid under the Citibank Standby L/C Documents in respect of Citibank Standby Letters of Credit in an aggregate amount at any time outstanding not in excess of (i) $8,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied to such obligations as the result of the exercise of remedies under the Senior Collateral Documents and (b) all other monetary obligations, including fees, costs, expenses and indemnities (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of Rite Aid or any Obligor under the Citibank Standby L/C Documents to the extent attributable to the Citibank Standby Letters of Credit referred to in clause (a).

        "Citibank Standby Letters of Credit" means the standby letters of credit issued for the account of the Borrower by Citibank outstanding on the Closing Date in an aggregate face amount of approximately $8,000,000, together with any standby letter of credit (other than any letter of credit issued under the Senior Credit Facility) hereafter issued by Citibank for the account of any Obligor, provided that the Citibank Standby Letters of Credit shall be limited to an amount at any time outstanding not in excess of (i) $8,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied as the result of the exercise of remedies under the Senior Collateral Documents to reimbursement and cash collateralization obligations in respect of Citibank Standby Letters of Credit.

        "Closing Date" means the date on which the Senior Credit Facility, the amendments and restatements giving rise to the Existing Facilities and the exchange offer and other transactions giving rise to the Exchange Notes become effective.

        "Collateral" means the Senior Collateral and the Second Priority Collateral.

        "Collateral Documents" means (a) the Senior Collateral Documents and (b) the Second Priority Collateral Documents.

        "Collateral Trust and Intercreditor Agreement" means the Collateral Trust and Intercreditor Agreement, dated as of June 12, 2000, among Rite Aid, the Subsidiary Guarantors, the Second Priority Collateral Trustee, the Senior Collateral Agent and each Second Priority Representative.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

        "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt of others Guaranteed by such Person.

        "Debt Facility" means any of the Senior Credit Facility, the Existing Facilities, the Synthetic Lease Facilities and the Exchange Note Indenture.

        "Default Rate" means a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the sum of (a) the rate of interest publicly announced by Citibank in New York, New York, from time to time as its "base rate", plus
(b) 2.00%.

        "Designated Asset Disposition" means any sale, transfer or other disposition of Exchange Debt First Priority Collateral other than a Permitted Disposition.

        "Domestic Subsidiary" means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

        "Drugstore.com Common Stock" means the common stock of Drugstore.com, Inc., a Delaware corporation, owned by Rite Aid.

        "Drugstore.com Pledge Agreement" means the Drugstore.com Pledge Agreement dated as of October 25, 1999 and amended and restated as of June 12, 2000, between the Borrower and Morgan Guaranty Trust Company of New York, as agent thereunder.

        "Exchange Debt Facility" means the Exchange Debt Facility dated as of June 12, 2000 among Rite Aid Corporation, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent.

        "Exchange Debt Facility Documents" means the collective reference to the "Loan Documents" as defined in the Exchange Debt Facility.

        "Exchange Debt First Priority Collateral" means the prescription files of Rite Aid's Subsidiaries and the proceeds thereof.

        "Exchange Debt First Priority Collateral Documents" means the collective reference to the "First Priority Collateral Documents", as defined in the Exchange Debt Facility.

        "Exchange Debt Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loans made under the Exchange Debt Facility, (ii) all other amounts payable by the Borrower to the Exchange Debt Parties under the Exchange Debt Facility Documents, and (iii) any renewals or extensions of any of the foregoing; provided, however, that the principal amount of indebtedness included in the Exchange Debt Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Exchange Debt Parties" means all parties to the Exchange Debt Facility Documents other than the Obligors or any Affiliate thereof, the Senior Bank Parties and the Representatives, but including the administrative agent under the Exchange Debt Facility and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any Exchange Debt Facility Document.

        "Exchange Note Documents" means the Exchange Notes and the Exchange
Note Indenture, Exchange and Registration Rights Agreement among the State Street Bank and Trust, as trustee, Rite Aid and the Subsidiary Guarantors, and the Forward Commitment Agreement.

        "Exchange Note Indenture" means the Indenture dated as of June 12, 2000, among Rite Aid, the Subsidiary Guarantors and State Street Bank and Trust Company, as trustee, relating to the Exchange Notes.

        "Exchange Note Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the Exchange Notes, (ii) all other amounts payable by the Borrower to the Exchange Note Parties under the Exchange Note Documents, and (iii) any renewals or extensions of any of the foregoing.

        "Exchange Note Parties" means all parties to the Exchange Note Documents and the holders from time to time of the Exchange Notes, in each case other than the Obligors or any Affiliate thereof, the Senior Bank Parties and the Representatives, but including the trustee under the Exchange Note Indentures and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any Exchange Note Document.

        "Exchange Notes" means the 10.50% Senior Secured Notes Due 2002 of Rite Aid (i) issued in exchange for certain 5.50% Notes Due 2000 of Rite Aid and 6.70% Notes Due 2001 of Rite Aid or (ii) issued on the Closing Date to SPV and to be transferred to SSB, JPM and their respective transferees and assignees pursuant to the Forward Commitment Agreement; provided, however, that the aggregate principal amount of Exchange Notes issued pursuant to the Forward Commitment Agreement shall not exceed $93,158,000.

        "Existing Facilities" means

               (a) the PCS Facility;

               (b) the RCF Facility;

               (c) the Finco Facility; and

               (d) the Exchange Debt Facility.

        "Existing Facilities Documents" means the collective reference to
(i) the PCS Facility Documents, (ii) the RCF Facility Documents, (iii) the Finco Facility Documents and (iv) the Exchange Debt Facility Documents.

        "Existing Facility Obligations" means the PCS Facility Obligations, the RCF Facility Obligations, the Finco Facility Obligations and the Exchange Debt Obligations.

        "Existing Facility Parties" means the PCS Facility Parties, the RCF Facility Parties, the Finco Facility Parties and the Exchange Debt Parties.

        "Finco Facility" means the Amendment No. 3 to Note Agreement, Amendment No. 4 to Guaranty Agreement, Amendment No. 1 to Put Agreement (the "Omnibus Amendment") dated as of June 12, 2000, relating to the Adjustable Rate Senior Secured Notes due August 15, 2002 originally issued by Finco, Inc. and guaranteed by Rite Aid. The "Finco Facility " shall be deemed to include the Note Agreement dated as of September 30, 1996, among Finco, Inc., and each of the Purchasers listed in Annex 1 thereto, as amended through the Closing Date.

        "Finco Facility Documents" means (i) the Finco Facility, (ii) the Guaranty Agreement dated as of September 30, 1996 pursuant to which Rite Aid guaranteed the obligations of Finco, Inc. under the Finco Facility;
(iii) the Put Agreement dated as of September 30, 1996 entered into by Rite Aid, and (iv) the Security Agreement dated as of September 30, 1996 entered into by Finco, Inc. and The Prudential Insurance Company of America as the Security Agent on behalf of the Finco Facility Parties, in each case as amended through the Closing Date.

        "Finco Facility Obligations" means (i) all outstanding principal amounts under the Finco Facility Documents, (ii) all interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the principal amounts pursuant to clause
(i) of this definition, (iii) any renewals or extensions of any of the foregoing and (iv) any and all other amounts payable by the Borrower in respect of the Finco Facility Documents; provided, however, that the principal amount of indebtedness included in the Finco Facility Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Finco Facility Parties" means The Prudential Insurance Company of America and Pruco Life Insurance Company and their successors and assigns as noteholders and purchasers under the Finco Facility Documents and The Prudential Insurance Company of America, as Security Agent under the Finco Facility Documents and its successor or assignee.

        "Forward Commitment Agreement" means the Forward Commitment Agreement dated June 12, 2000, among Rite Aid, SPV, SSB and JPM.

        "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

        "Indentures" mean, collectively, (a) the Indenture dated as of December 21, 1998, between Rite Aid and Harris Trust and Savings Bank, as trustee, (b) the Indenture dated as of August 1, 1993, between Rite Aid and Morgan Guaranty Trust Company of New York, as trustee, (c) the Indenture dated as September 10, 1997, between Rite Aid and Harris Trust and Savings Bank, as trustee and (d) the Indenture dated as of September 22, 1998, between Rite Aid and Harris Trust and Savings Bank, as trustee.

        "Independent Standby L/C Documents" means the Citibank Standby L/C Documents and the Mellon Standby L/C Documents.

        "Independent Standby L/C Obligations" means the Citibank Standby L/C Obligations and the Mellon Standby L/C Obligations.

        "Independent Standby L/C Parties" means Citibank and Mellon Bank in their capacities as issuers of Independent Standby Letters of Credit.

        "Independent Standby Letters of Credit" means the Citibank Standby Letters of Credit and the Mellon Standby Letters of Credit.

        "Instructing Group" means, until the Senior Obligation Payment Date, the Majority Senior Parties, and thereafter the Second Priority Instructing Group.

        "JPM" means J.P. Morgan Securities, Inc.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

        "Majority Senior Parties" means the Majority Banks, as defined in the Senior Credit Facility, or with respect to any waiver, amendment or request, Senior Banks having such amount of unused Revolving Credit Commitments, Revolving Credit Exposure, unused Term Loan Commitments and outstanding Term Loans as may be required under the Senior Credit Facility to approve the same.

        "Mellon Bank" means Mellon Bank, N.A.

        "Mellon Standby L/C Documents" mean the reimbursement agreements, letter of credit applications and other documents relating to the Mellon Standby Letters of Credit.

        "Mellon Standby L/C Obligations" means (a) each payment, including payments in respect of reimbursements and cash collateralization, required to be made by Rite Aid under the Mellon Standby L/C Documents in respect of Mellon Standby Letters of Credit in an aggregate amount at any time outstanding not in excess of (i) $26,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied to such obligations as the result of the exercise of remedies under the Senior Collateral Documents and (b) all other monetary obligations, including fees, costs, expenses and indemnities (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding) of Rite Aid under the Mellon Standby L/C Documents to the extent attributable to the Mellon Standby Letters of Credit referred to in clause (a).

        "Mellon Standby Letters of Credit" means the standby letters of credit issued for the account of the Borrower by Mellon Bank outstanding on the Closing Date in an aggregate face amount of $26,000,000, together with any standby letter of credit (other than any letter of credit issued under the Senior Credit Facility) hereafter issued by Mellon Bank for the account of any Obligor provided that the Mellon Standby Letters of Credit shall be limited to an amount at any time outstanding not in excess of (i) $26,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied as the result of the exercise of remedies under the Senior Collateral Documents to reimbursement and cash collateralization obligations in respect of Mellon Standby Letters of Credit.

        "Moody's" means Moody's Investors Service, Inc., or any successor to its business of rating debt securities.

        "Net Cash Proceeds" means,

               (a) with respect to any sale, transfer or other disposition of any property or asset (a "Disposition"), an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Disposition (including, when received, any cash proceeds received in respect of any noncash proceeds of any Disposition), less (I) the sum of

                      (i) reasonable costs and expenses paid or incurred in
               connection with such transaction, including, without limitation, any underwriting brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses (including title and recording expenses, associated therewith), payments of unassumed liabilities relating to the assets sold and any severance and termination costs;

                      (ii) the amount of any Debt (or Attributable Debt),
               together with premium or penalty, if any, and accrued interest thereon (or comparable obligations in respect of Attributable Debt) secured by a Lien on (or if Attributable Debt, the lease of) any asset disposed of in such Disposition and discharged from the proceeds thereof, but only to the extent such Lien has priority over the Senior Lien, the Second Priority Lien and the Liens under the Exchange Debt First Priority Collateral Documents;

                      (iii) any taxes actually paid or to be payable by
               such Person (as estimated by a senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Disposition;

                      (iv) the portion of such cash proceeds which the
               Borrower determines in good faith and reasonably should be reserved for post-closing adjustments, including, without limitation, indemnification payments and purchase price adjustments, provided, that on the date that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Disposition exceeds the actual post-closing adjustments payable by the Borrower or any of the Subsidiary Guarantors shall constitute Net Cash Proceeds on such date; and

                      (v) in the case of a PCS Divestiture the sum of (1)
               the PCS Incremental Investment as of the date of consummation of such disposition plus (2) the aggregate Net Cash Proceeds of PCS Dispositions in the form of Sale and Leaseback Transactions theretofore applied to prepayments of the PCS Facility; and

        plus (II) in the case of a PCS Divestiture, the PCS Investment Reduction as of the date of consummation of such transaction;

               (b) with respect to any Capital Markets Transaction, an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Capital Markets Transaction, less any reasonable transaction costs; including investment banking and underwriting fees, discounts and commissions and any other expenses (including legal fees and expenses) reasonably incurred by such Person in respect of such Capital Markets Transaction; and

               (c) with respect to receipt of Casualty/Condemnation Proceeds, the amount thereof.

        "Obligors" means Rite Aid, the Subsidiary Guarantors and any other Person who is liable for any of the Secured Obligations.

        "paid in full" means paid in full in cash.

        "PCS" means PCS Holding Corporation, a Delaware corporation, and its successors.

        "PCS Common Stock" means the common stock of PCS owned by Rite Aid.

        "PCS Dispositions" means (i) any sale or other disposition of capital stock of PCS (or of any non-cash proceeds thereof), (ii) any sale, lease or other disposition (including a Casualty/Condemnation) by PCS or any of its Subsidiaries of any asset, other than (y) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment, in each case in the ordinary course of business, and (z) dispositions to PCS or a wholly-owned Subsidiary of PCS or (iii) any sale, lease or other disposition (including a Casualty/Condemnation) of PCS Land.

        "PCS Divestiture" means a PCS Disposition as a result of which the business of PCS is no longer conducted by a Consolidated Subsidiary of the Borrower.

        "PCS/Drugstore Pledged Collateral" means the capital stock of PCS and Drugstore.com pledged by Rite Aid under the PCS Pledge Agreement and the Drugstore.com Pledge Agreement and all income and profits thereon, dividends and other payments and distributions with respect thereto and all proceeds of the foregoing subject to a Lien under such agreements.

        "PCS Excluded Assets" means (i) any Collateral consisting of assets of PCS or a Subsidiary of PCS, other than PCS Linked Accounts, (ii) PCS Land and (iii) any proceeds of clauses (i) and (ii). For purposes of
Article IV of the Collateral Trust and Intercreditor Agreement, any proceeds of enforcement of the Senior Subsidiary Guarantee Agreement or the Second Priority Guarantee Agreement against PCS or a Subsidiary of PCS (other than with respect to the PCS Linked Accounts and the proceeds thereof) shall be deemed to be proceeds of Collateral consisting of PCS Excluded Assets.

        "PCS Facility" means the PCS Facility dated as of June 12, 2000, among Rite Aid, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent.

        "PCS Facility Documents" means the "Loan Documents" as defined in the PCS Facility.

        "PCS Facility Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan made under the PCS Facility, (ii) all other amounts payable by the Borrower under the PCS Facility Documents and (iii) any renewals or extensions of any of the foregoing; provided, however, that the principal amount of indebtedness included in the PCS Facility Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "PCS Facility Parties" means the parties to the PCS Facility Documents other than the Obligors, the Senior Bank Parties and the Representatives, but including the administrative agent under the PCS Facility and the beneficiaries of each indemnification obligation by Rite Aid or any other Obligor under any PCS Facility Documents.

        "PCS Incremental Investment" means, at any date, the amount, if any, by which the inter-company payable owing by Rite Aid Hdqtrs. Corp. to PCS at such date is less than such amount as at May 27, 2000. The Borrower shall promptly notify each of the Representatives following the Closing Date of such latter amount.

        "PCS Investment Reduction" means, at any date, the excess, if any, of (i) the amount, if any, by which the intercompany payable owing by Rite Aid Hdqtrs. Corp. to PCS at such date is greater than such amount as at May 27, 2000, over (ii) the cumulative PCS EBITDA, as defined in the Senior Credit Facility, for the period from May 27, 2000, to such date.

        "PCS Land" means the real property described as N.W. 96th Street and Mountainview Road, Scottsdale, Arizona, together with any improvements thereon.

        "PCS Linked Accounts" means any accounts receivable owed to PCS by third party insurers in respect of claims generated by other Subsidiaries of Rite Aid and giving rise to related accounts payable owed by PCS to such other Subsidiaries of Rite Aid.

        "PCS Pledge Agreement" means the PCS Pledge Agreement dated as of October 25, 1999 and amended and restated as of June 12, 2000, between the Borrower and Morgan Guaranty Trust Company of New York, as agent thereunder.

        "Permitted Disposition" means any of the following:

               (i) dispositions of inventory at retail, cash, cash equivalents and other cash managing investments and obsolete, unused, uneconomic or unnecessary equipment, in each case in the ordinary course of business;

               (ii) a disposition to a Subsidiary Guarantor, provided, that
        (A) if the property subject to such disposition constitutes Collateral immediately before giving effect to such disposition, such property continues to constitute Collateral subject to the Senior Lien and the Second Priority Lien, and (B) no dispositions of property will be made to or by PCS or its Subsidiaries except in the ordinary course of business consistent with past practice;

               (iii) a sale or discount, in each case without recourse and in the ordinary course of business, of overdue Accounts (as defined in the Senior Credit Facility) arising in the ordinary course of business, but only to the extent such Accounts are no longer Eligible Accounts Receivable (as defined in the Senior Credit Facility) and such sale or discount is in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

               (iv)  Basket Asset Sales; and

               (v) any disposition of Exchange Notes by SPV to SSB or JPM (or their respective successors, assigns and affiliates), pursuant to the Forward Commitment Agreement as in effect on the Closing Date.

        "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "RCF Facility" means the RCF Facility dated as of June 12, 2000, among Rite Aid, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent.

        "RCF Facility Documents" means the "Loan Documents" as defined in the RCF Facility.

        "RCF Facility Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan made under the RCF Facility, (ii) all other amounts payable by the Borrower to the RCF Facility Parties under the RCF Facility Documents and (iii) any renewals or extensions of any of the foregoing; provided, however, that the principal amount of indebtedness included in the RCF Facility Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "RCF Facility Parties" means the parties to the RCF Facility Documents other than the Obligors.

        "Reduction" means, when applied to any Debt Facility, (i) the permanent repayment of outstanding loans (or obligations in respect of Attributable Debt) under such Debt Facility, (ii) the permanent reduction of outstanding lending commitments under such Debt Facility or (iii) the permanent cash collateralization of outstanding letters of credit under such facility (together with the termination of any lending commitments utilized by such letters of credit).

        "Reduction Event" is (i) a PCS Disposition, (ii) a Capital Markets Transaction, (iii) a Designated Asset Disposition, (iv) a Senior Collateral Disposition, (v) other Asset Sales or (vi) receipt of other
Casualty/Condemnation Proceeds.

        "Related Exchange Debt" means, with respect to any of the Existing Facilities (other than the Exchange Debt Facility), Debt under the Exchange Debt Facility issued in exchange for Debt under such Existing Facility.

        "Related Exchange Debt Obligation" shall mean Exchange Debt Obligations in respect of Related Exchange Debt.

        "Representatives" means each of the Senior Collateral Agent and the Second Priority Representatives.

        "Required Prepayment Amount" has the meaning assigned to such term in the Senior Credit Facility, as in effect on the Closing Date.

        "Rite Aid" means Rite Aid Corporation, a Delaware corporation, and its successors.

        "Rite Aid Hdqtrs. Corp." means Rite Aid Hdqtrs. Corp., a Delaware corporation and a Wholly-Owned Consolidated Subsidiary of the Borrower.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to its business of rating debt securities.

        "Sale and Leaseback Transaction" means the sale or transfer by the Borrower or any Subsidiary of any office building (including its headquarters), distribution center, manufacturing plant, warehouse, Store or equipment now or hereafter owned by the Borrower or any Subsidiary with the intention that the Borrower or any Subsidiary take back a lease thereof.

        "Second Priority Collateral" means all the "Second Priority Collateral" as defined in any Second Priority Collateral Documents and shall also include the Mortgaged Properties and the proceeds thereof, but shall not in any event include the PCS/Drugstore Pledged Collateral or the Exchange Debt First Priority Collateral.

        "Second Priority Collateral Documents" means the Second Priority Mortgages, the Second Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee Agreement, the Second Priority Indemnity, Subrogation and Contribution Agreement, the Collateral Trust and Intercreditor Agreement and each of the mortgages, security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing for purposes of providing collateral security or credit support for any Second Priority Debt Obligation or obligation under the Second Priority Subsidiary Guarantee Agreement but specifically excluding the Drugstore.com Pledge Agreement, the Exchange Debt First Priority Collateral Documents and the PCS Pledge Agreement.

        "Second Priority Collateral Trustee" means Wilmington Trust Company, in its capacity as collateral trustee under the Collateral Trust and Intercreditor Agreement and the Second Priority Collateral Documents, and its successors.

        "Second Priority Debt Documents" means the Existing Facility Documents, the Exchange Note Documents, the Synthetic Lease Documents and the Second Priority Collateral Documents.

        "Second Priority Debt Obligations" means the collective reference to the Exchange Debt Obligations, the Exchange Note Obligations, the Synthetic Lease Obligations, the PCS Facility Obligations, the RCF Facility Obligations and the Finco Facility Obligations.

        "Second Priority Debt Parties" means the Existing Facility Parties, the Exchange Note Parties, the Synthetic Lease Parties and the Second Priority Collateral Trustee.

        "Second Priority Facilities" means the Exchange Debt Facility, the Exchange Note Indenture, the Synthetic Lease Facilities, the PCS Facility, the RCF Facility and the Finco Facility.

        "Second Priority Indemnity, Subrogation and Contribution Agreement" means the Second Priority Indemnity, Subrogation and Contribution
Agreement, dated as of June 12, 2000, among Rite Aid, the Subsidiary Guarantors and the Second Priority Collateral Trustee.

        "Second Priority Instructing Group" means Second Priority
Representatives with respect to Second Priority Facilities under which at least a majority of the then aggregate amount of Second Priority Debt Obligations are outstanding.

        "Second Priority Lien" means the Liens on the Second Priority Collateral in favor of the Second Priority Debt Parties under the Second Priority Collateral Documents.

        "Second Priority Mortgages" means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents which create a Lien in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties, delivered pursuant to the Second Priority Debt Documents, each substantially in the form of Exhibit [ ] to the RCF Facility, with such changes as are approved by the Senior Collateral Agent and the Second Priority Representatives.

        "Second Priority Representative" means, in respect of each Second Priority Facility, the trustee under the Exchange Note Indenture and the administrative agent, security agent or agent under each other Second Priority Facility and each of their successors in such capacities.

        "Second Priority Subsidiary Guarantee Agreement" means the Second Priority Subsidiary Guarantee Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Closing Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

        "Second Priority Subsidiary Security Agreement" means the Second Priority Subsidiary Security Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Closing Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

        "Secured Obligations" means the Senior Obligations and the Second Priority Debt Obligations.

        "Senior Bank" means a "Bank" as defined in the Senior Credit
Facility.

        "Senior Bank Obligations" means (i) the principal of each loan made under the Senior Credit Facility, (ii) all reimbursement and cash collateralization obligations in respect of letters of credit issued under the Senior Credit Facility, (iii) all monetary obligations of the Borrower or any Subsidiary under each Senior Interest Rate Agreement entered into with any counterparty that was a Senior Bank (or an Affiliate thereof) at the time such Senior Interest Rate Agreement was entered into, (iv) all interest on the loans, letter of credit reimbursement, fees and other obligations under the Senior Credit Facility or such Senior Interest Rate Agreements (including, without limitation any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower or any Subsidiary Guarantor, whether or not allowed or allowable as a claim in such proceeding), (v) all other amounts payable by the Borrower under the Senior Loan Documents and (vi) all increases, renewals, extensions and refinancings of the foregoing; provided, however, that the principal amount of the indebtedness under the Senior Credit Facility included in the Senior Bank Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Senior Bank Parties" means each party to the Senior Credit Facility other than any Obligor, each counterparty to a Senior Interest Rate Agreement, the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any Senior Loan Document, and the successors and permitted assigns of each of the foregoing.

        "Senior Collateral" means all the "Senior Collateral" as defined in any Senior Collateral Document and shall also include the Mortgaged Properties and the proceeds thereof, but shall not in any event include the PCS/Drugstore Pledged Collateral and the Exchange Debt First Priority Collateral.

        "Senior Collateral Agent" means Citicorp USA, Inc., in its capacity as Senior Collateral Agent under the Senior Collateral Documents, and its successors.

        "Senior Collateral Disposition" means (i) any sale, transfer or other disposition of Senior Collateral (including any property or assets that would constitute Senior Collateral but for the release of the Senior Lien with respect thereto in connection with such sale, transfer or other disposition), other than a PCS Disposition, or a Permitted Disposition or
(ii) a Casualty/Condemnation with respect to Senior Collateral (other than PCS Excluded Assets).

        "Senior Collateral Documents" means the Senior Mortgages, the Senior Subsidiary Security Agreement, the Senior Subsidiary Guarantee Agreement, the Senior Indemnity, Subrogation and Contribution Agreement, the Collateral Trust and Intercreditor Agreement and each of the mortgages, security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing or pursuant to the Senior Credit Facility or for purposes of providing collateral security or credit support for any Senior Obligation or obligation under the Senior Subsidiary Guarantee Agreement.

        "Senior Credit Facility" means the Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid, as Borrower, the Senior Banks, the Swingline Banks, the Issuing Banks, the Senior Administrative Agent, the Senior Collateral Agent and the Syndication Agents.

        "Senior Indemnity, Subrogation and Contribution Agreement" means the Senior Indemnity, Subrogation and Contribution Agreement, dated as of June 12, 2000 among Rite Aid, the Subsidiary Guarantors (including Subsidiary Guarantors becoming party thereto after the Closing Date) and the Senior Collateral Agent.

        "Senior Interest Rate Agreement" means any Interest Rate Agreement entered into with Rite Aid or any Subsidiary, if the applicable counterparty was a Senior Bank or an Affiliate thereof at the time the Interest Rate Agreement was entered into.

        "Senior Lien" means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

        "Senior Loan Documents" means the Senior Credit Facility, the Notes referred to in the Senior Credit Facility, each Senior Interest Rate Agreement, and the Senior Collateral Documents.

        "Senior Mortgages" means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to the Senior Credit Facility, each substantially in the form of Exhibit J to the Senior Credit Facility, with such changes as are approved by the Senior Collateral Agent.

        "Senior Obligation Payment Date" means the date on which (i) the Senior Obligations have been paid in full, (ii) all lending commitments under the Senior Credit Facility have been terminated and (iii) there are no outstanding Independent Standby Letters of Credit or letters of credit issued under the Senior Credit Facility other than such as have been fully cash collateralized under documents and arrangements satisfactory to the issuer of such letters of credit.

        "Senior Obligations" means (a) the Senior Bank Obligations and (b) the Independent Standby L/C Obligations.

        "Senior Secured Parties" means (a) the Senior Bank Parties and (b) the Independent Standby L/C Parties.

        "Senior Subsidiary Guarantee Agreement" means the Senior Subsidiary Guarantee Agreement, made by the Subsidiary Guarantors (including
Subsidiary Guarantors that become parties thereto after the Closing Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties.

        "Senior Subsidiary Security Agreement" means the Senior Subsidiary Security Agreement, made by the Subsidiary Guarantors (including Subsidiary Guarantors that become parties thereto after the Closing Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties.

        "SPV" means Fiona One Corp., a Delaware corporation and a wholly-owned Subsidiary of Rite Aid which is organized for the sole purpose of acquiring Exchange Notes on the Closing Date from Rite Aid and selling such Exchange Notes to SSB and JPM in accordance with the Forward
Commitment Agreement.

        "SSB" means Salomon Smith Barney Inc.

        "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

        "Subsidiary Guarantor" means each Subsidiary that is party to the Senior Subsidiary Guarantee Agreement, the Second Priority Subsidiary Guarantee Agreement or any other Senior Collateral Document or Second Priority Collateral Document.

        "Synthetic Lease Documents" means the documents governing the Synthetic Leases.

        "Synthetic Lease Facilities" means certain synthetic leases entered into by the Subsidiary Guarantors and guaranteed by Rite Aid having an aggregate discounted present value of approximately $214,000,000, as amended and restated as of the Closing Date.

        "Synthetic Lease Obligations" means all rent and supplemental rent, all fees and all other expenses or amounts payable by any Obligors to any Synthetic Lease Parties under any Synthetic Lease Document; provided, however, that the aggregate amount of the Synthetic Lease Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Synthetic Lease Parties" means all parties to the Synthetic Lease Documents other than the Obligors.

        "Temporary Cash Investment" means any investment by any Person in
(i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by S&P and P-1 by Moody's, (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such investment matures within one year from the date of acquisition thereof by such Person or (v) money market mutual funds at least 90% the assets of which are held in investments referred to in clauses (i) through (iv) above (except that the maturities of certain investments held by any such money market funds may exceed one year so long as the dollar-weighted average life of the investments of such money market mutual fund is less than one year).

        "Uniform Commercial Code" or "UCC" means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.




                                                                   Schedule A
                                                     to the Senior Subsidiary
                                                           Security Agreement


                           SUBSIDIARY GUARANTORS
                           Subsidiary Guarantors

Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Drug Fair of PA. Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
GDF, Inc.
Harco, Inc.
The Lane Drug Company
Keystone Centers, Inc.
Ocean Acquisition Corporation
PCS Holding Corporation
Perry Drug Stores, Inc.
Reed, Inc.
Rite Aid Funding LLC
Rite Investments Corp.
Rite Aid Drug Palace, Inc.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
RX Choice, Inc.
Script South
Thrifty Payless, Inc.
W.R.A.C., Inc.
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road -
    Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broad St. Corp.
Broadview and Wallings -Broadview
    Heights Ohio, Inc.
Dominion Action One Corporation
Dominion Action Two Corporation
Dominion Action Three Corporation
Dominion Action Four Corporation
Dominion Drug Stores Corp.
England Street-Asheland Corporation
Jaime Nathan Travis Corporation
Lakehurst and Broadway Corporation
Patton Drive and Navy Boulevard Property
    Corporation
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, INC.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
The Muir Company
Virginia Corporation
K&B, Incorporated
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Incorporated
K&B Tennessee Corporation
K&B Texas Corporation
K&B Trainees, Inc.
Katz & Besthoff, Inc.
Super Beverage of Texas #2, Inc.
Super Beverage of Texas #3, Inc.
Super Beverage of Texas #4, Inc.
Super Beverage of Texas #5, Inc.
Super Beverage of Texas #6, Inc.
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc.
PCS Health Systems, Inc.
PCS Services, Inc.
PCS Mail Services, Inc.
PCS Mail Service of Fort Worth, Inc.
PCS Mail Service of Birmingham, Inc.
PCS Mail Services of Scottsdale, Inc.
Clinical Pharmaceuticals, Inc.
Apex Drug Stores, Inc.
PDS-1 Michigan, Inc.
RDS Detroit, Inc.
Perry Distributors, Inc.
PL Xpress, Inc.
Thrifty Corporation
P.L.D. Enterprises, Inc.
Rite Aid Lease Management Company
Rite Aid Realty Corp.
Thrifty Wilshire, Inc.
Name Rite LLC
Sophie One Corp.
112 Burleigh Avenue Norfolk, LLC.
1515 West State Street Boise, Idaho,
    LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
764 South Broadway- Geneva, Ohio, LLC
912 Elmwood Avenue- Buffalo, LLC
Ann & Government Streets- Mobile,
    Alabama, LLC
Baltimore/Annapolis Boulevard & Governor
    Richie Hwy-Glen Burnie, MD, LLC
Central Avenue and Main Street- Petal, MS,
    LLC
Eighth and Water Streets- Ulrichsville,
    Ohio, LLC
Euclid and Wilders Roads- Bay City, LLC
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center- Saginaw Township,
    Michigan, LLC
Louisville Avenue & North 18th Street-
    Monroe, Louisiana, LLC
Main & McPherson- Clyde, LLC
Mayfield & Chillicothe Roads- Chesterland,
    LLC
Munson & Andrews LLC
Northline & Dix- Toledo- Southgate, LLC
Paw Paw Lake Road & Paw Paw Avenue-
    Coloma, Michigan, LLC
Richmond Road & Monticello Boulevard-
    Richmond Heights, Ohio, LLC
Route 1 and Hood Road- Fredricksburg,
    LLC
Route 202 at Route 124 Jaffrey- New
    Hampshire, LLC
Seven Mile and Evergreen- Detroit, LLC
Silver Springs Road- Baltimore, Maryland/
    One, LLC
Silver Springs Road- Baltimore, Maryland/
    Two, LLC
State Street and Hill Road- Gerard, Ohio,
    LLC
State & Fortification Streets- Jackson,
    Mississippi, LLC
Tyler and Sanders Roads, Birmingham-
    Alabama, LLC




                                                                  Schedule 1
                                                    to the Senior Subsidiary
                                                          Security Agreement


                         FILINGS AND OTHER ACTIONS
                   REQUIRED TO PERFECT SECURITY INTERESTS


                      Uniform Commercial Code Filings


                        Patent and Trademark Filings


                             Copyright Filings




                                                                    Schedule 2
                                                      to the Senior Subsidiary
                                                            Security Agreement


                            INVENTORY LOCATIONS




                                                                    Schedule 3
                                                      to the Senior Subsidiary
                                                            Security Agreement


                            RECORDS OF ACCOUNTS


        Description




                                                                    Schedule 4
                                                      to the Senior Subsidiary
                                                            Security Agreement


                    COPYRIGHTS REGISTRATIONS AND COPYRIGHT LICENSES




                        PATENTS AND PATENT LICENSES




                    TRADEMARK REGISTRATIONS AND TRADEMARK LICENSES




                              PENDING ACTIONS




                                                                    Schedule 5
                                                      to the Senior Subsidiary
                                                            Security Agreement


                           CASH MANAGEMENT SYSTEM


        SECTION 1. Accounts.  (a) Each Grantor shall cause:

               (i) each Blocked Account Bank to execute and deliver a Blocked Account Agreement in respect of each Blocked Account by the Closing Date;

               (ii) each Lockbox Account Bank to execute and deliver a Lockbox Account Agreement in respect of each Lockbox Account by the Closing Date;

               (iii) each Government Lockbox Account Bank to execute and deliver an Government Lockbox Account Agreement in respect of each Government Lockbox Account by the Closing Date; and

               (iv) each Concentration Account Bank to execute and deliver a Concentration Account Agreement in respect of the Concentration Account by the Closing Date.

               (b) (i) On each Business Day, each Grantor will transfer, directly or indirectly substantially all of the funds credited to each of its depositary accounts in same day funds, to a Blocked Account (including during a Cash Sweep Period) in accordance with its customary business practice.

               (ii)Funds from PCS and its Subsidiaries shall, at all times, be deposited in a segregated Blocked Account(s).

        (c) Each Grantor shall cause all payments in the Government Lockbox Account to be deposited into the Lockbox Account as promptly as possible and in any event no later than the Business Day on which such payments become available in the Government Lockbox Account (including during a Cash Sweep Period).

        (d) Each Cash Management Account is, and shall remain, under the sole dominion and control of the Senior Collateral Agent. Each Grantor acknowledges and agrees that:

               (i) during a Cash Sweep Period such Grantor has no right of withdrawal from any Cash Management Account except that:

                      (A) the relevant Grantors shall be permitted to
               instruct any Blocked Account Bank to transfer all amounts deposited in or credited to any Blocked Account to the Concentration Account in accordance with the applicable Blocked Account Agreement, and

                      (B) the relevant Grantor shall be permitted to
               instruct the Concentration Account Bank to transfer all amounts deposited in or credited to the Concentration Account in accordance with the Concentration Account Agreement;

               (ii) the funds on deposit in the Cash Management Accounts shall continue to be collateral security for all of the Senior Obligations.

        (e) Prior to the delivery of a Cash Sweep Notice, the Grantor is free to withdraw funds on deposit in or credited to the Blocked Accounts and the Concentration Account in such amounts and with such frequency as the Grantor may from time to time determine, without notice to or consent from the Senior Collateral Agent.

        SECTION 2. Cash Sweep. (a) The Senior Collateral Agent, shall immediately be entitled to deliver Cash Sweep Notices upon the conditions specified in Section 9.11(a) in the Senior Credit Facility.

        (b) Upon delivery of:

               (i) a Blocked Account Cash Sweep Notice from the Senior Collateral Agent, the balance of each Blocked Account shall be forwarded to the Concentration Account, each Business Day or the next Business Day (as permitted by the applicable Blocked Account Agreement), in same day funds, for so long as such Blocked Account Cash Sweep Notice shall be in effect; provided, however, upon the occurrence of a Triggering Event (as defined in the Collateral Trust and Intercreditor Agreement), at the Senior Collateral Agent's option, the balance of each Blocked Account which holds funds from PCS and its Subsidiaries shall be forwarded to a segregated Citibank Concentration Account each Business Day or the next Business Day (as permitted by the applicable Blocked Account Agreement) in same day funds, for so long as such Blocked Account Cash Sweep Notice shall be in effect; and

               (ii) a Concentration Account Cash Sweep Notice from the Senior Collateral Agent, the balance of the Concentration Account shall be forwarded to a Citibank Concentration Account, each Business Day (or the next Business Day (as permitted by the Concentration Account Agreement)), in same day funds, for so long as such Concentration Account Cash Sweep Notice shall be in effect.

        (c) On each Business Day during a Cash Sweep Period, the Senior Collateral Agent shall use funds on deposit in any Citibank Concentration Account as follows:

               (i) after the occurrence of a Triggering Event, in accordance with the provisions of Section 4.01(b) or (c) of the Collateral Trust and Intercreditor Agreement, as applicable; and

               (ii) at any other time, first, to repay the Revolving Credit Borrowings (without any reduction of the Commitments) and second, to be deposited into the Cash Sweep Cash Collateral Account for the benefit of the Senior Secured Parties, as collateral for the payment and performance of the Senior Obligations. The Senior Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Cash Sweep Cash Collateral Account. Deposits in the Cash Sweep Cash Collateral Account shall be invested in Temporary Cash Investments, to be selected by the Senior Collateral Agent in its sole discretion, and interest earned on such deposits shall be deposited in such account as additional collateral for the payment and performance of the Senior Obligations. Interest or profits, if any, on such investments shall accumulate in such account. Upon termination of any Cash Sweep Period, funds in the Cash Sweep Cash Collateral Account shall be released to the Concentration Account within three Business Days after the end of such Cash Sweep Period.

        (d) The Senior Collateral Agent shall be required to automatically rescind any Cash Sweep Notice upon the conditions specified in Section 9.11(b) of the Senior Credit Facility.

        (e) The Senior Collateral Agent reserves the right to send as many Cash Sweep Notices to the extent that it is entitled to do so under paragraph (a) of this Section 2.

        SECTION 3. Collections. (a) Each Grantor agrees to notify and direct promptly

               (i) subject to paragraph (ii) below, each Account Debtor and every other Person obligated to make payments to any Blocked Account or Deposit Account, as applicable, to make all such payments to such Blocked Account or Deposit Account, as applicable. Each Grantor shall use all commercially reasonable efforts to cause each Account Debtor and every other person identified in the preceding sentence to make all payments owing to any Grantor to a Blocked Account or Deposit Account, as applicable; and

               (ii) each Account Debtor which is a Governmental Entity (and only such Account Debtors) to make all payments owing to any Grantor to the Government Lockbox Account.

        (b) In the event that any Grantor directly receives any remittances or payments on Accounts Receivable or any other obligation, notwithstanding the arrangements for payment directly into the Blocked Accounts or the Deposit Accounts, such remittances and payments shall be held in trust for the benefit of the Senior Collateral Agent and the other Senior Secured Parties and shall be segregated from other funds of such Grantor, subject to the Lien granted by the Senior Subsidiary Security Agreement, and such Grantor shall cause such remittances and payments to be deposited into the applicable Blocked Account or Deposit Account as soon as practicable after such Grantor's receipt thereof.


        SECTION 4. Accounts.  (a) The following are the Blocked Accounts:


      BLOCKED ACCOUNT BANK                                     ACCOUNT NUMBERS
        Bank of America                                          3750909869
        Bank of America                                          1233625317
        Bank of America                                          1233829710
        PNC Bank                                                 8612489237
        PNC Bank                                                 8550419961
        US Bank                                                  153607068225
        Bank One                                                 1134843
        Fleet Bank                                               9415842956
        Union Bank of CA                                         1870024297
        First Union National Bank                                2000611234904
        Harris Bank                                              3931276

        (b) The following are the Deposit Accounts:


       ACCOUNT HOLDER                                          ACCOUNT DETAILS
        Mellon Bank                                               0693636
        Mellon Bank                                               1037294

        (c) The following is the Concentration Account:


            ACCOUNT HOLDER                                     ACCOUNT DETAILS
        The Chase Manhattan Bank                                  9102750222




                                                                   Schedule 6
                                                     to the Senior Subsidiary
                                                           Security Agreement



                                 [FORM OF]
                         BLOCKED ACCOUNT AGREEMENT


                                                                [Date]

[Blocked Account Bank]
[address]



Ladies and Gentlemen:


        Reference is made to (a) account no. [ ] maintained with you (the "Blocked Account Bank") by [ ] (the "Grantor") into which funds are deposited from time to time (the "Blocked Account") and (b) the Senior Subsidiary Security Agreement dated as of June 12, 2000 (as amended, supplemented or otherwise modified from time to time, the Senior Subsidiary Security Agreement"), among the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Senior Subsidiary Security Agreement, including the Definitions Annex and Senior Credit Facility referred to therein) and the Senior Collateral Agent.

        Pursuant to the Senior Subsidiary Security Agreement, the Grantor has granted to the Senior Collateral Agent, for the benefit of the Senior Secured Parties, a perfected security interest in certain property of the Grantor, including, the Blocked Account.

        The Grantor hereby transfers to the Senior Collateral Agent exclusive ownership and control of, and all of its right, title and interest in and to, the Blocked Account and all funds and other property on deposit therein. By executing this Blocked Account Agreement, the Blocked Account Bank acknowledges that the Senior Collateral Agent now has exclusive ownership and control of the Blocked Account, that all funds in the Blocked Account shall be transferred to the Senior Collateral Agent as provided herein, that the Blocked Account is being maintained by the Blocked Account Bank for the benefit of the Senior Collateral Agent and that all amounts and other property therein are held by the Blocked Account Bank as custodian for the Senior Collateral Agent.

        Except as provided in paragraphs (e), (f) and (l) below, the Blocked Account shall not be subject to deduction, setoff, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Senior Collateral Agent. By executing this Blocked Account Agreement the Blocked Account Bank also acknowledges that, as of the date hereof, the Blocked Account Bank has received no notice of any other pledge or assignment of the Blocked Account and the Blocked Account Bank agrees with the Senior Collateral Agent as follows:

               (a) Notwithstanding anything to the contrary or any other agreement relating to the Blocked Account, the Blocked Account is and will be maintained for the benefit of the Senior Collateral Agent, will be entitled "Citicorp USA, Inc. as Senior Collateral Agent under the Senior Subsidiary Agreement dated as of May [ ], 2000 Account" and will be subject to written instructions only from an authorized officer of the Senior Collateral Agent (except as expressly provided otherwise herein).

               (b) The Blocked Account Bank agrees to give the Senior Collateral Agent prompt notice if the Blocked Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process.

               (c) [A post office box (the "Lockbox") has been rented in the name of the Grantor at the [post office and the address to be used for such Lockbox is:

                              [Insert address]

        The Blocked Account Bank's authorized representatives will have access to the Lockbox under the authority given by the Grantor to the post office and will make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. The Blocked Account Bank will endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Blocked Account in accordance with the procedures set forth below .]

               (d) The Blocked Account Bank will follow your its operating procedures for the handling of any [checks received from the Lockbox] or other remittance received in the Blocked Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.

               (e) The Blocked Account Bank will endorse and process all eligible checks and other remittance items not covered by paragraph
        (d) and deposit such checks and remittance items in the Blocked
        Account.

               (f) The Blocked Account Bank will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Grantor (with a copy of the notification of return to the Senior Collateral Agent). The Blocked Account Bank may charge the Blocked Account for the amounts of any returned check that has been previously credited to the Blocked Account. To the extent insufficient funds remain in the Blocked Account to cover any such returned check, the Grantor shall indemnify the Blocked Account Bank for the uncollected amount of such returned check upon your demand.

               (g) The Blocked Account Bank will maintain a record of all checks and other remittance items received in the Blocked Account on a daily basis and, in addition to providing the Grantor with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items, furnish to the Senior Collateral Agent a monthly statement setting forth the amounts deposited in and withdrawn from the Blocked Account and shall furnish such other information relating to the Blocked Account at such times as shall be reasonably requested by the Senior Collateral Agent to: Citicorp
        USA, Inc., as Senior Collateral Agent, [           ], Attention:
        [            ], with a copy to the Grantor.

               (h) Prior to the delivery of a written notice in the form of Exhibit A hereto (the "Blocked Account Cash Sweep Notice"), the Grantor is free to withdraw funds from the Blocked Account in such amounts and with such frequency as the Grantor may from time to time determine, without notice to or consent from the Senior Collateral Agent.

               (i) From and after delivery to the Blocked Account Bank of a Blocked Account Cash Sweep Notice and until the Blocked Account Bank is notified in writing by the Senior Collateral Agent that the Blocked Account Cash Sweep Notice is no longer in effect (a "Blocked Account Cash Sweep Period"), the Grantor will have no control over the use of, or any right to withdraw any amount from, to draw upon, or to otherwise exercise any power with respect to the Blocked Account, except that the Grantor shall be permitted to instruct the Blocked Account Bank only with respect to the transfer of funds from the Blocked Account to the Concentration Account in accordance with paragraph (k) below.

               (j) During a Blocked Account Cash Sweep Period, the Blocked Account Bank shall transfer, in same day funds, on each Business Day, all funds, if any on deposit, or otherwise to the credit of, the Blocked Account to the account listed below (the "Concentration Account"), provided that funds on deposit that are subject to collection may be transmitted promptly upon collection:

               ABA Number:

               [name and address of Grantor's bank]

               Account Name:
                           Concentration Account

               Account Number:
               Reference:
               Attn:

        or to such other account as the Senior Collateral Agent may from time to time, or at any time, designate in writing.

               (k) During a Blocked Account Cash Sweep Period, (i) the Grantor shall provide written instructions to the Blocked Account Bank on each Business Day to transfer all funds on deposit in, or otherwise credited to, the Blocked Account to the Concentration Account; (ii) to the extent there are any available balances in the Blocked Account at the end of any Business Day which have not been transferred pursuant to clause (i) of this paragraph, the Grantor shall provide, on the next Business Day, written instructions for the transfer of such available balances from the Blocked Account to the Concentration Account; and (iii) if the Grantor does not provide the written instructions pursuant to clause (ii) of this paragraph, the Blocked Account Bank shall automatically initiate such transfer described in clause (ii) of this paragraph and all other transfers from the Blocked Account to the Concentration Bank without further direction from the Grantor until otherwise notified by the Senior Collateral Agent.

               (l) All customary service charges and fees with respect to the Blocked Account shall be debited to the Blocked Account. In the event insufficient funds remain in the Blocked Account to cover such customary service charges and fees, the Grantor shall pay and indemnify the Blocked Account Bank for the amounts of such customary service charges and fees. Neither the Senior Collateral Agent nor the Senior Secured Parties shall have any liability for the payment of any such fees in respect to the Blocked Account.

        This letter agreement shall be binding upon and shall inure to the benefit of the Blocked Account Bank, the Grantor, the Senior Collateral Agent, the Senior Secured Parties referred to in the Senior Subsidiary Security Agreement and their respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified or terminated except upon the mutual consent of the Senior Collateral Agent, the Grantor and the Blocked Account Bank. The Blocked Account Bank may terminate the letter agreement only upon 45 days' prior written notice to the Grantor and the Senior Collateral Agent. The Senior Collateral Agent may terminate this letter agreement at any time. So long as any Senior Obligations remain outstanding and the Commitments are still outstanding, upon such termination the Blocked Account Bank shall close the Blocked Account and transfer all funds in the Blocked Account to the Senior Collateral Agent at the Concentration Account or as otherwise directed by the Senior Collateral Agent. After any such termination, the Blocked Account Bank shall nonetheless remain obligated promptly to transfer to the Concentration Account or as the Senior Collateral Agent may otherwise direct all funds and other property received in respect of the Blocked Account.

        This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Senior
Collateral Agent, the Grantor and the Blocked Account Bank.

        This letter agreement shall be governed by, and construed in accordance with, the law of the state of New York.

        Upon acceptance of this letter agreement it will be the valid and binding obligation of the Grantor, the Senior Collateral Agent, and the Blocked Account Bank, in accordance with its terms.


                                 Very truly yours,


                                 [                            ].

                                 By:____________________________
                                     Name:
                                     Title:


                                 CITICORP USA, INC, as Senior Collateral Agent

                                 By:____________________________
                                     Name:
                                     Title:


Acknowledged and agreed to as of
the date first above written:

[                              ]

By:_____________________________
     Name:
     Title:




                                                             Exhibit A
                                       to the Blocked Account Agreement


                     BLOCKED ACCOUNT CASH SWEEP NOTICE


[Blocked Account Bank]
[Address]

        Re:    Account No. [        ] (the "Blocked Account")


Ladies and Gentlemen:

        Reference is made to the Blocked Account and that certain Blocked Account Agreement dated May [ ], 2000 (as amended, supplemented or otherwise modified from time to time, the "Blocked Account Agreement") among the Blocked Account Bank, the Grantor and the Senior Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Blocked Account Agreement.

        The Senior Collateral Agent hereby notifies you that, in accordance with certain provisions of the Senior Subsidiary Security Agreement, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Senior Collateral Agent) to the Senior Collateral Agent, in same day funds, on each Business Day, the entire balance in the Blocked Account to the Concentration Account specified in paragraph (j) of the Blocked Account Agreement (or to such other account as the Senior Collateral Agent may from time to time, or at any time, designate in writing) until you are notified in writing by the Senior Collateral Agent that this Blocked Account Cash Sweep Notice is no longer effective.


                                 Very truly yours,

                                 CITICORP USA, INC, as Senior Collateral Agent


                                 By:__________________________________________
                                    Name:
                                    Title:




                                 Schedule 7
                           to the Senior Subsidiary
                             Security Agreement


                                 [FORM OF]

                         LOCKBOX ACCOUNT AGREEMENT


                                                          [Date]


[Mellon Bank, N.A.
Document Control Manager
Three Mellon Bank Center
Room 3119
Pittsburgh, PA 15259]

Ladies and Gentlemen:

    Reference is made to (a) account number [ ] and corresponding lockbox and date automation system maintained with you (the "Lockbox Account Bank") by [
   ] (the "Grantor") into which funds are deposited from time to time (the "Lockbox Account") and (b) the Senior Subsidiary Security Agreement dated as of June 12, 2000 (as further amended, supplemented or otherwise modified from time to time, the "Senior Subsidiary Security Agreement") among the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Senior Subsidiary Security Agreement, including the Definitions Annex and Senior Credit Facility referred to therein) and the Senior Collateral Agent.

    The Grantor hereby confirms its irrevocable and unconditional instruction to you that, until receipt of a written notice from the Senior Collateral Agent to the contrary, you shall follow exclusively the instructions of the Senior Collateral Agent with respect to the Lockbox Account and that the Lockbox Account shall be under the sole dominion and control of the Senior Collateral Agent. Notwithstanding anything to the contrary or any other agreement relating to the Lockbox Account, the Lockbox Account is and will be maintained for the benefit of the Senior Collateral Agent, will be entitled "Citicorp USA, Inc. as Senior Collateral Agent under the Senior Subsidiary Agreement dated as of May [ ], 2000 Account" and will be subject to written instructions only from an authorized officer of the Senior Collateral Agent.

    The Grantor also hereby notifies you that the Senior Collateral Agent shall be irrevocably entitled to exercise any and all rights in respect of, or in connection with, the Lockbox Account, including, without limitation, the right to specify when payments are to be made out of, or in connection with, the Lockbox Account. The Senior Collateral Agent hereby instructs you, until you receive notice from the Senior Collateral Agent changing this instruction, to transfer, in same day funds, on each Business Day, all funds, if any on deposit, or otherwise to the credit of, the Lockbox Account to the Account listed below, provided that funds on deposit that are subject to collection may be transmitted properly upon collection.

               ABA Number:___________________________
               [name and address of Grantor's bank]

               Account Name:_________________________
                           Concentration Account

               Account Number:_______________________
               Reference:____________________________
               Attn:_________________________________

               [or to such other account as the Senior Collateral Agent and the Grantor may designate in writing.]

    All expenses for the maintenance and provision of services in conjunction with the Lockbox Account held in the name of the Grantor are the responsibility of the Grantor. In the event that the Grantor does not pay all service fees due to the Lockbox Account Bank within thirty (30) days after the due date, the Lockbox Account Bank is authorized to charge the Lockbox Account for such fees. In the event the Lockbox Account Bank is unable to obtain sufficient funds from such charges to cover such fees the Grantor shall indemnify the Lockbox Account Bank for all then-due fees on the Lockbox Account that have not been paid.

    The Grantor and the Senior Collateral Agent agree that the Lockbox Account Bank may debit the Lockbox Account for any items (including, but not limited to, checks, drafts, Automatic Clearinghouse (ACH) credits or wire transfers or other electronic transfers or credits) deposited or credited to the Lockbox Account which may be returned or otherwise not collected and, subject to the preceding paragraph, for all charges, fees, commissions and expenses incurred by the Lockbox Account Bank in providing services or otherwise in connection herewith. The Lockbox Account Bank may charge the Lockbox Account as permitted herein at such times as are in accordance with the Lockbox Account Bank's customary practice for the chargeback of returned items and expenses. In the event the Lockbox Account Bank is unable to obtain sufficient funds for such charges to cover returned items, or reversed or returned credits, or any other items not collected and any other charges, expenses, or commissions incurred by the Lockbox Account Bank in providing the services (referred to as a "cost" or "costs") the Grantor shall indemnify the Lockbox Account Bank for all amounts related to the above described costs incurred by the Lockbox Account Bank. The Senior Collateral Agent agrees that if the Grantor has not reimbursed the Lockbox Account Bank for the amounts described in this paragraph and the Lockbox Account Bank has transferred funds to the Senior Collateral Agent, then the Senior Collateral Agent agrees to reimburse the Lockbox Account Bank (for any returned items described in this paragraph but not for charges, fees or commissions incurred therewith) within ten business days after demand by the Lockbox Account Bank.

    Notwithstanding any other provision of this Agreement, unless the Lockbox Account Bank is grossly negligent or engages in wilful misconduct in performance or non-performance in connection with this Agreement and the Lockbox Account, the Grantor agrees to indemnify and hold the Lockbox Account Bank harmless from any claims, damages, losses or expenses incurred by any party in connection herewith; in the event the Lockbox Account Bank breaches the standard of care set forth herein, the Grantor and the Senior Collateral Agent each expressly agrees that the Lockbox Account Bank's liability shall be limited to damages directly caused by such breach and in no event shall the Lockbox Account Bank be liable for any incidental, indirect, punitive or consequential damages or attorney's fees whatsoever.

    Notwithstanding any other provision of this Agreement, the Lockbox Account Bank shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to an act of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbance, equipment malfunction, action, non-action or delayed action on the part of the Grantor or the Senior Collateral Agent or of any other entity or any other causes that are beyond the Lockbox Account Bank's reasonable control.

    This Agreement may not be modified or terminated by the Grantor unless, in the case of a modification, the prior written consent of the Senior Collateral Agent and the Lockbox Account Bank is obtained and in the case of termination the prior written consent of the Senior Collateral Agent is obtained. The Lockbox Account Bank may terminate this Agreement upon forty-five (45) days' prior written notice to the Grantor and the Senior Collateral Agent. The Senior Collateral Agent may terminate this Agreement at any time. The Grantor's obligations under this Agreement to indemnify, hold harmless and pay amounts owed (and the Grantor's obligation to reimburse the Lockbox Account Bank for any returned items) shall survive the termination of this Agreement.

    [This Agreement shall be governed by the laws of the state of New
York.]

    The terms and conditions of the services, attached as Exhibit A, is made part of this Agreement with respect to matters not explicitly covered in this Agreement. To the extent there is a conflict between this Agreement and the terms and conditions of services, this agreement shall take precedence.

    This Agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have ben duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to the Lockbox Account Bank to:

[Mellon Bank, N.A.
Document Control Manager
Three Mellon Bank Center
Room 3119
Pittsburgh, PA 15259]
Phone:  (412) 234-4172
Fax:  (412) 236-7419

and in the case of notice to the Grantor, to:

[30 Hunter Lane
Camp Hill, PA 17011
Phone: (717) 975-5760
Fax: (717) 731-3878
Attn: Rite Aid Funding LLC/ Rite Aid Treasury]

and in the case of notice to the Senior Collateral Agent:

[                         ]
Fax: [                         ]
Attn: [                         ]

or to such other address or addresses as the party to receive notice may provide in writing to the other party in accordance with this paragraph. The Lockbox Account Bank shall have no duty or obligation to inquire into the authenticity or effectiveness of any such notice received pursuant to this Agreement.

    Please agree to the terms of, and acknowledge receipt of, this notice by signing in the space provided below.

                                            Very truly yours,




                                            [NAME OF SUBSIDIARY
                                            GUARANTOR]
'

                                            By:____________________
                                                 Name:
                                                 Title:


[RITE AID CORPORATION                   RITE AID OF TENNESSEE, INC.
RITE AID OF ALABAMA, INC.               RITE AID OF VERMONT, INC.
RITE AID OF CONNECTICUT, INC.           RITE AID OF VIRGINIA, INC.
RITE AID OF DELAWARE, INC.              RITE AID OF WEST VIRGINIA, INC.
RITE AID OF WASHINGTON, DC., INC        KEYSTONE CENTERS, INC.
RITE AID OF FLORIDA, INC.               RITE AID DRUG PALACE, INC.
RITE AID OF GEORGIA, INC.               LANE DRUG COMPANY
RITE AID OF INDIANA, INC.               APEX DRUG STORES, INC.
RITE AID OF KENTUCKY, INC.              PERRY DRUG STORES, INC.
RITE AID OF MAINE, INC.                 RDS DETROIT, INC.
RITE AID OF MARYLAND, INC.              PDS-1 MICHIGAN, INC.
RITE AID OF MASSACHUSETTS, INC.         THRIFTY PAYLESS, INC.
RITE AID OF MICHIGAN, INC.              HARCO, INC.
RITE AID OF NEW HAMPSHIRE, INC.         K&B ALABAMA CORPORATION
RITE AID OF NEW JERSEY, INC.            K&B FLORIDA CORPORATION
RITE AID OF NEW YORK, INC.              K&B LOUISIANA CORPORATION
RITE AID OF NORTH CAROLINA, INC.        K&B MISSISSIPPI CORPORATION
RITE AID OF OHIO, INC.                  K&B TEXAS CORPORATION
RITE AID OF PENNSYLVANIA, INC.          K&B TENNESSEE CORPORATION
RITE AID OF SOUTH CAROLINA, INC.        SUPER PHARMACY NETWORK, INC.
PCS MAIL SERVICE OF FORT WORTH, INC.    PCS HEALTH SYSTEMS, INC.]
PCS MAIL SERVICE OF BIRMINGHAM, INC.
                                        By:____________________, on behalf
By:____________________, on behalf      of each of the above listed companies
of each of the above listed companies        Name:




Agreed and acknowledged:

[MELLON BANK, N.A.]


By:__________________________
     Name:
     Title:

CITICORP USA, INC., as Senior Collateral Agent

By:__________________________
     Name:
     Title:




                                                                   Schedule 8
                                                     to the Senior Subsidiary
                                                           Security Agreement


                    GOVERNMENT LOCKBOX ACCOUNT AGREEMENT



                                                                      [Date]


[Mellon Bank, N.A.
Document Control Manager
Three Mellon Bank Center
Room 3119
Pittsburgh, PA 15259]

Ladies and Gentlemen:

    Reference is made to (a) account no. [    ] and corresponding lockbox and
data automation system maintained with you (the "Government Lockbox Account
Bank") by [            ] (the "Grantor") into which funds are deposited from
time to time (the "Government Lockbox") and (b) the Senior Subsidiary Security Agreement dated as of May [ ], 2000 (as amended, supplemented or otherwise modified from time to time, the " Senior Subsidiary Security Agreement"), among the Subsidiary Guarantors (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to such term in the Senior Subsidiary Security Agreement including the Definitions Annex and Senior Credit Facility referred to therein) and the Senior Collateral Agent.

    The Grantor hereby provides the following revocable instruction with respect to the Government Lockbox Account (the "Standing Revocable Instruction"): the Government Lockbox Account Bank shall transfer from the Government Lockbox Account daily, via a zero balance service as described in the terms and conditions of the services, attached as Exhibit A, all
available funds held in the Government Lockbox Account to account no. [     ]
at Mellon Bank, N.A. in the name of the Grantor for Citicorp USA, Inc., as Senior Collateral Agent (which account is under the sole dominion and control of the Senior Collateral Agent). This Standing Revocable
Instruction is revocable by the Grantor at any time and for any reason by providing written instructions to the Government Lockbox Account Bank, signed by the undersigned (which writing may be by facsimile and upon which you may conclusively rely), whereupon the Government Lockbox Account Bank shall follow, without further inquiry, such contrary written instruction and not the Standing Revocable Instruction.

    The Grantor also hereby notifies the Government Lockbox Account that, as collateral security for the Senior Obligations, the undersigned Subsidiary Guarantors granted to the Grantor and the Grantor hereby assigns to the Senior Collateral Agent a continuing security interest in (i) the Government Lockbox Account, (ii) all contract rights and privileges in respect to the Government Lockbox Account, (iii) all cash, checks, money orders and other items of value on deposit in the Government Lockbox Account and (iv) all proceeds of the foregoing.

    All expenses for the maintenance and provision of services in conjunction with the Government Lockbox Account held in the name of the Grantor are the responsibility of the Grantor. In the event that the Grantor does not pay all service fees due to the Government Lockbox Account Bank within thirty (30) days after the due date, the Government Lockbox Account Bank is authorized to charge the Government Lockbox Account for such fees. In the event the Government Lockbox Account Bank is unable to obtain sufficient funds from such charges to cover such fees the Grantor shall indemnify the Government Lockbox Account Bank for all then-due fees on the Government Lockbox Account that have not been paid.

    The Grantor and the Senior Collateral Agent agree that the Government Lockbox Account Bank may debit the Government Lockbox Account for any items (including, but not limited to, checks, drafts, Automatic Clearinghouse
(ACH) credits or wire transfers or other electronic transfers or credits) deposited or credited to the Government Lockbox Account which may be returned or otherwise not collected and, subject to the preceding paragraph, for all charges, fees, commissions and expenses incurred by the Government Lockbox Account Bank in providing services or otherwise in connection herewith. The Government Lockbox Account Bank may charge the Government Lockbox Account as permitted herein at such times as are in accordance with the Government Lockbox Account Bank's customary practice for the chargeback of returned items and expenses. In the event the Government Lockbox Account Bank is unable to obtain sufficient funds for such charges to cover returned items, or reversed or returned credits, or any other items not collected and any other charges, expenses, or commissions incurred by the Government Lockbox Account Bank in providing the services (referred to as a "cost" or "costs") the Grantor shall indemnify the Government Lockbox Account Bank for all amounts related to the above described costs incurred by the Government Lockbox Account Bank. The Senior Collateral Agent agrees that if the Grantor has not reimbursed the Government Lockbox Account Bank for the amounts described in this paragraph and the Government Lockbox Account Bank has transferred funds to the Senior Collateral Agent, then the Senior Collateral Agent agrees to reimburse the Government Lockbox Account Bank (for any returned items described in this paragraph but not for charges, fees or commissions incurred therewith) within ten business days after demand by the Government Lockbox Account Bank.

    Notwithstanding any other provision of this Government Lockbox Account Agreement, unless the Government Lockbox Account Bank is grossly negligent or engages in wilful misconduct in performance or non-performance in connection with this Agreement and the Government Lockbox Account, the Grantor agrees to indemnify and hold the Government Lockbox Account Bank harmless from any claims, damages, losses or expenses incurred by any party in connection herewith; in the event the Government Lockbox Account Bank breaches the standard of care set forth herein, the Grantor and the Senior Collateral Agent each expressly agrees that the Government Lockbox Account Bank's liability shall be limited to damages directly caused by such breach and in no event shall the Government Lockbox Account Bank be liable for any incidental, indirect, punitive or consequential damages or attorney's fees whatsoever.

    Notwithstanding any other provision of this Government Lockbox Account Agreement, the Government Lockbox Account Bank shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to an act of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbance, equipment malfunction, action, non-action or delayed action on the part of the Grantor or the Senior Collateral Agent or of any other entity or any other causes that are beyond the Government Lockbox Account Bank's reasonable control.

    This Government Lockbox Account Agreement may not be modified or terminated by the Grantor unless, in the case of a modification, the prior written consent of the Senior Collateral Agent and the Government Lockbox Account Bank is obtained and in the case of termination the prior written consent of the Senior Collateral Agent is obtained. The Government Lockbox Account Bank may terminate this Agreement upon forty-five (45) days' prior written notice to the Grantor and the Senior Collateral Agent. The Senior Collateral Agent may terminate this Agreement at any time. The Grantor's obligations under this Agreement to indemnify, hold harmless and pay amounts owed (and the Senior Collateral Agent's obligation to reimburse the Government Lockbox Account Bank for any returned items) shall survive the termination of this Agreement.

    This Agreement shall be governed by the laws of the State of New York.

    The terms and conditions of the services, attached as Exhibit A, is made part of this Agreement with respect to matters not explicitly covered in this Agreement. To the extent there is a conflict between this Agreement and the terms and conditions of services, this agreement shall take precedence.

    This Agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to the Government Lockbox Account Bank to:

[Mellon Bank, N.A.
Document Control Manager
Three Mellon Bank Center
Room 3119
Pittsburgh, PA 15259
Phone: (412) 234-4172
Fax: (412) 236-7419]

and in the case of notice to the Grantor, to:

[30 Hunter Lane
Camp Hill, PA 17011
Phone: (717) 975-5760
Fax: (717) 731-3878
Attn: Rite Aid Funding LLC/ Rite Aid Treasury]

and in the case of notice to the Senior Collateral Agent:

[                         ]
Fax: [                         ]
Attn: [                         ]

or to such other address or addresses as the party to receive notice may provide in writing to the other party in accordance with this paragraph. The Government Lockbox Account Bank shall have no duty or obligation to inquire into the authenticity or effectiveness of any such notice received pursuant to this Agreement.

               Please agree to the terms of, and acknowledge receipt of, this notice (including, without limitation, the notice of, and consent to, the security interest referred to in the foregoing paragraph) by signing in the space provided below.

                                            Very truly yours,

                                            [NAME OF SUBSIDIARY
GUARANTOR]


                                            By:____________________
                                                 Name:
                                                 Title:

[RITE AID CORPORATION
RITE AID OF ALABAMA, INC.
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF WASHINGTON, DC., INC
RITE AID OF FLORIDA, INC.
RITE AID OF GEORGIA, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MAINE, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MASSACHUSETTS, INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NEW YORK, INC.
RITE AID OF NORTH CAROLINA, INC.
RITE AID OF OHIO, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF SOUTH CAROLINA, INC.
PCS MAIL SERVICE OF FORT WORTH, INC.
PCS MAIL SERVICE OF BIRMINGHAM, INC.


By:___________________, on behalf of
each of the above listed companies
     Name:




RITE AID OF TENNESSEE, INC.
RITE AID OF VERMONT, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WEST VIRGINIA, INC.
KEYSTONE CENTERS, INC.
RITE AID DRUG PALACE, INC.
LANE DRUG COMPANY
APPEX DRUG STORES, INC.
PERRY DRUG STORES, INC.
RDS DETROIT, INC.
PDS-1 MICHIGAN, INC.
THRIFTY PAYLESS, INC.
HARCO, INC.
K&B ALABAMA CORPORATION
K&B FLORIDA CORPORATION
K&B LOUISIANA CORPORATION
K&B MISSISSIPPI CORPORATION
K&B TEXAS CORPORATION
K&B TENNESSEE CORPORATION
SUPER PHARMACY NETWORK, INC.
PCS HEALTH SYSTEMS, INC.]

By:____________________, on behalf of each of the above listed companies
     Name:  Agreed and acknowledged:

[MELLON BANK, N.A.]

By:__________________________
     Name:
     Title:

CITICORP USA, INC., as Senior Collateral Agent


By:__________________________
     Name:
     Title:




                                                                   Schedule 9
                                                     to the Senior Subsidiary
                                                           Security Agreement



                                      [FORM OF]
                      CONCENTRATION ACCOUNT AGREEMENT


                                                                        [Date]


[Concentration Account Bank]
[address]



Ladies and Gentlemen:

    Reference is made to (a) account no. [ ] maintained with you (the "Concentration Account Bank") by [ ] (the "Grantor") into which funds are deposited from time to time (the "Concentration Account") and (b) the Senior Subsidiary Security Agreement dated as of June 12, 2000 (as amended, supplemented or otherwise modified from time to time, the Senior Subsidiary Security Agreement"), among the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Senior Subsidiary Security Agreement, including the Definitions Annex and Senior Credit Facility referred to therein) and the Senior Collateral Agent.

    Pursuant to the Senior Subsidiary Security Agreement, the Grantor has granted to the Senior Collateral Agent, for the benefit of the Senior Secured Parties, a perfected security interest in certain property of the Grantor, including, the Concentration Account.

    The Grantor hereby transfers to the Senior Collateral Agent exclusive ownership and control of, and all of its right, title and interest in and to, the Concentration Account and all funds and other property on deposit therein. By executing this Concentration Account Agreement, the Concentration Account Bank acknowledges that the Senior Collateral Agent now has exclusive ownership and control of the Concentration Account, that all funds in the Concentration Account shall be transferred to the Senior Collateral Agent as provided herein, that the Concentration Account is being maintained by the Concentration Account Bank for the benefit of the Senior Collateral Agent and that all amounts and other property therein are held by the Concentration Account Bank as custodian for the Senior Collateral Agent.

    Except as provided in paragraphs (e), (f) and (j) below, the Concentration Account shall not be subject to deduction, setoff, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Senior Collateral Agent. By executing this Concentration Account Agreement the Concentration Account Bank also acknowledges that, as of the date hereof, the Concentration Account Bank has received no notice of any other pledge or assignment of the Concentration Account and the Concentration Account Bank agrees with the Senior Collateral Agent as follows:

               (a) Notwithstanding anything to the contrary or any other agreement relating to the Concentration Account, the Concentration Account is and will be maintained for the benefit of the Senior Collateral Agent, will be entitled "Citicorp USA, Inc. as Senior Collateral Agent under the Senior Subsidiary Security Agreement dated as of May [ ], 2000 Account" and will be subject to written instructions only from an authorized officer of the Senior Collateral Agent (except as expressly provided otherwise herein).

               (b) The Concentration Account Bank agrees to give the Senior Collateral Agent prompt notice if the Concentration Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process.

               (c) [A post office box (the "Lockbox") has been rented in the name of the Grantor at the [ post office and the address to be used for such Lockbox is:

                              [Insert address]

    The Concentration Account Bank's authorized representatives will have access to the Lockbox under the authority given by the Grantor to the post office and will make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. The Concentration Account Bank will endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Concentration Account in accordance with the procedures set forth below .]

               (d) The Concentration Account Bank will follow its usual operating procedures for the handling of any [checks received from the Lockbox] or other remittance received in the Concentration Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.

               (e) The Concentration Account Bank will endorse and process all eligible checks and other remittance items not covered by paragraph
    (d) and deposit such checks and remittance items in the Concentration
    Account.

               (f) The Concentration Account Bank will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Grantor (with a copy of the notification of return to the Senior Collateral Agent). The Concentration Account Bank may charge the Concentration Account for the amounts of any returned check that has been previously credited to the Concentration Account. To the extent insufficient funds remain in the Concentration Account to cover any such returned check, the Grantor shall indemnify the Concentration Account Bank for the uncollected amount of such returned check upon your demand.

               (g) The Concentration Account Bank will maintain a record of all checks and other remittance items received in the Concentration Account on a daily basis and, in addition to providing the Grantor with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items, furnish to the Senior Collateral Agent a monthly statement setting forth the amounts deposited in and withdrawn from the Concentration Account and shall furnish such other information relating to the Concentration Account at such times as shall be reasonably requested by the Senior Collateral Agent to: Citicorp USA, Inc., as Senior Collateral Agent, 399 Park Avenue, New York, New York 10043, Attention: [ ], with a copy to the Grantor.

               (h) Prior to the delivery of a written notice from the Senior Collateral Agent in the form of Exhibit A hereto (the "Concentration Account Cash Sweep Notice"), the Grantor is free to withdraw funds from the Concentration Account in such amounts and with such frequency as the Grantor may from time to time determine, without notice to or consent from the Senior Collateral Agent.

               (i) From and after delivery to the Concentration Account Bank of a Concentration Account Cash Sweep Notice and until the Concentration Account Bank is notified in writing by the Senior Collateral Agent that the Concentration Account Cash Sweep Notice is no longer in effect (a "Concentration Account Cash Sweep Period"), the Grantor will have no control over the use of, or any right to withdraw any amount from, to draw upon, or to otherwise exercise any power with respect to the Concentration Account.

               (j) During a Concentration Account Cash Sweep Period, the Concentration Account Bank shall transfer, in same day funds, on each Business Day, all funds, if any on deposit, or otherwise to the credit of, the Concentration Account to the account listed below (the "Citibank Concentration Account") or to such other account as the Senior Collateral Agent may from time to time designate in writing, provided that funds on deposit that are subject to collection may be transmitted promptly upon collection:

               ABA NUMBER:_________________________________
               [Citicorp USA, Inc.
               399 Park Avenue
               New York, NY 10043]
               ACCOUNT NAME: Citibank Concentration Account
               ACCOUNT NUMBER:_____________________________
               REFERENCE:__________________________________
               ATTN:_______________________________________

               (k) All customary service charges and fees with respect to the Concentration Account shall be debited to the Concentration Account. In the event insufficient funds remain in the Concentration Account to cover such customary service charges and fees, the Grantor shall pay and indemnify the Concentration Account Bank for the amounts of such customary service charges and fees. Neither the Senior Collateral Agent nor the Senior Secured Parties shall have any liability for the payment of any fees or charges in respect of the Concentration Account.

    This letter agreement shall be binding upon and shall inure to the benefit of the Concentration Account Bank, the Grantor, the Senior Collateral Agent, the Senior Secured Parties referred to in the Senior Subsidiary Security Agreement and their respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified or terminated except upon the mutual consent of the Senior Collateral Agent, the Grantor and the Concentration Account Bank. The Concentration Account Bank may terminate the letter agreement only upon 45 days' prior written notice to the Grantor and the Senior Collateral Agent. The Senior Collateral Agent may terminate this letter agreement at any time. So long as any Senior Obligations remain outstanding and the Commitments are still outstanding, upon such termination the Concentration Account Bank shall close the Concentration Account and transfer all funds in the Concentration Account to the Senior Collateral Agent at the Citibank Concentration Account or as otherwise directed by the Senior Collateral Agent. After any such termination, the Concentration Account Bank shall nonetheless remain obligated promptly to transfer to the Concentration Account or as the Senior Collateral Agent may otherwise direct all funds and other property received in respect of the Concentration Account.

    This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

    This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Senior Collateral Agent, the Grantor and the Concentration Account Bank.

    This letter agreement shall be governed by, and construed in accordance with, the law of the state of New York.

    Upon acceptance of this letter agreement it will be the valid and binding obligation of the Grantor, the Senior Collateral Agent, and the Concentration Account Bank, in accordance with its terms.


                                Very truly yours,

                                [                            ].

                                By:____________________________
                                   Name:
                                   Title:


                                CITICORP USA, INC, as Senior Collateral Agent

                                By:____________________________
                                   Name:
                                   Title:


Acknowledged and agreed to as of
the date first above written:

[                             ]

By:____________________________
     Name:
     Title:




                                                                    Exhibit A
                                        to the Concentration Account Agreement


                  CONCENTRATION ACCOUNT CASH SWEEP NOTICE



[Concentration Account Bank]
[Address]

         Re: Account No. [        ] (the "Concentration Account")


Ladies and Gentlemen:

     Reference is made to the Concentration Account and that certain Concentration Account Agreement dated June 12, 2000 (as amended, supplemented or otherwise modified from time to time, the "Concentration Account Agreement") among the Concentration Account Bank, the Grantor and the Senior Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Concentration Account Agreement.

     The Senior Collateral Agent hereby notifies you that, in accordance with certain provisions of the Senior Subsidiary Security Agreement, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Senior Collateral Agent) to the Senior Collateral Agent, in same day funds, on each Business Day, the entire balance in the Concentration Account to the Citibank Concentration Account specified in paragraph (j) of the Concentration Account Agreement (or to such other account as the Senior Collateral Agent may from time to time, or at any time, designate in writing) until you are notified in writing by the Senior Collateral Agent that this Concentration Account Cash Sweep Notice is no longer effective or to such other account as the Senior Collateral Agent may from time to time designate in writing.

                                  Very truly yours,

                                  CITICORP USA, INC, as Senior Collateral Agent

                                  By:__________________________________________
                                  Name:
                                  Title:




                                                                   Schedule 10
                                                      to the Senior Subsidiary
                                                            Security Agreement



                           PERFECTION CERTIFICATE